UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

XPO LOGISTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Fellow Stockholders:

On behalf of the Board of Directors of XPO Logistics, Inc., a Delaware corporation (“XPO”, the “Company”, “we”, “us” or “our”), we invite you to join us at a special meeting of stockholders of the Company, which will be held on September 8, 2015, at 9:00 a.m., local time at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831.

On May 29, 2015, we entered into fifteen separate Investment Agreements (the “Investment Agreements”) with sovereign wealth funds and institutional investors (which we refer to collectively as the “Purchasers”). On June 3, 2015, pursuant to the Investment Agreements, we completed the private placement of 15,499,445 shares (the “Purchased Common Shares”) in the aggregate of our common stock at a price per Purchased Common Share of $45.00 and 562,525 shares (the “Purchased Preferred Stock” and, together with the Purchased Common Shares, the “Purchased Securities”) in the aggregate of Series C Convertible Perpetual Preferred Stock of the Company (“Series C Preferred Stock”) at a price per share of Purchased Preferred Stock of $1,000.00. The aggregate purchase price for the Purchased Securities was $1,260,000,025.

Our common stock is listed on the New York Stock Exchange (which we refer to as the NYSE) and, as a result, we are subject to certain NYSE listing rules and regulations. Section 312.03 (“NYSE Rule 312”) of the NYSE Listed Company Manual requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the number of votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance. Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, the common stock issuable upon conversion of the Purchased Preferred Stock requires the approval of XPO stockholders. As a result, the conversion of the Purchased Preferred Stock is conditioned on, and will occur automatically upon, the approval by XPO stockholders of the issuance of such shares under NYSE Rule 312.

At the special meeting, in accordance with NYSE Rule 312, you will be asked to consider and vote on a proposal to approve the issuance of shares of our common stock upon the conversion of the Purchased Preferred Stock, which, together with the issuance of Purchased Common Shares, will constitute an issuance of securities in a related series of transactions in excess of 20% of our outstanding common stock prior to the issuance of the Purchased Common Shares (the “Issuance Proposal”). Our Board of Directors believes that the Issuance Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Issuance Proposal.

In addition, at the special meeting, in accordance with the Delaware General Corporation Law, you will be asked to consider and vote on a proposal to approve an amendment to our amended and restated certificate of incorporation, as amended, to increase the number of authorized shares of our common stock to 300,000,000 (the “Authorized Shares Proposal”). Our Board of Directors believes that the Authorized Shares Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Authorized Shares Proposal.

On June 8, 2015, XPO acquired a majority of the shares and voting rights of Norbert Dentressangle SA, a French société anonyme (“ND”). As a result of this transaction, XPO or its subsidiaries employ certain individuals who are subject to taxation under French law. Due to the recent enactment on July 10, 2015 of the French “law on growth, activity, and equality of economic chances” (as adopted on July 10, 2015, the “Macron Law”), we are seeking XPO stockholder approval of the existing XPO Logistics, Inc. Amended and Restated

2011 Omnibus Incentive Compensation Plan (the “XPO Equity Plan”) for purposes of Macron Law qualification in France, so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law may qualify as “free grants of shares” under French tax law, if so designated by the Compensation Committee of our Board of Directors (such grants, including, but not limited to, certain grants previously approved by the Compensation Committee of our Board and described in this proxy statement, are referred to as “Free Share Grants”). If stockholder approval is obtained, such grants would provide recipients with preferential tax treatment under French law. Consequently, in accordance with applicable French law, you will be asked to consider and vote on a proposal to approve the XPO Equity Plan for purposes of qualifying equity awards thereunder as Free Share Grants under the Macron Law (the “Macron Law Proposal”). The Macron Law Proposal does not in any manner alter the XPO Equity Plan and does not increase the number of shares of XPO common stock reserved for grant pursuant to awards issued under the XPO Equity Plan. In addition, in the event that the Macron Law Proposal is not approved, or is approved before the Macron Law is published, XPO may still grant equity awards to employees of XPO or its subsidiaries who are subject to taxation under French law; however, in that event, it is possible that such grants would not benefit from the provisions of the Macron Law relating to “free grants of shares.” Our Board of Directors believes that the Macron Law Proposal is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” the Macron Law Proposal.

The proxy statement attached to this letter provides you with information about the Issuance Proposal, the Authorized Shares Proposal, the Macron Law Proposal, and the special meeting of the Company’s stockholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about the Company from documents we have filed with the U.S. Securities and Exchange Commission. See “Where You Can Find Additional Information” in the accompanying proxy statement.

Regardless of the number of shares of our common stock you own (including those that you would own if your shares of our Series A Convertible Perpetual Preferred Stock (“Series A Preferred Stock”) had converted into shares of our common stock as of July 13, 2015, the record date for the special meeting), your vote is important. Whether or not you plan to attend the special meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. You may do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If your shares of common stock (including those that you would own if your shares of our Series A Preferred Stock had converted into shares of our common stock as of July 13, 2015, the record date for the special meeting) are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Thank you for your cooperation and continued support.

Sincerely,

Bradley S. Jacobs

Chairman of the Board and Chief Executive Officer

August 12, 2015

THE ACCOMPANYING PROXY STATEMENT IS DATED AUGUST 12, 2015

AND IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT AUGUST 12, 2015.

XPO LOGISTICS, INC.

FIVE GREENWICH OFFICE PARK

GREENWICH, CONNECTICUT 06831

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on September 8, 2015

To the Stockholders of XPO Logistics, Inc.:

Notice is hereby given that a special meeting of stockholders of XPO Logistics, Inc. will be held on September 8, 2015 at 9:00 a.m., local time, at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831:

1. To consider and vote on a proposal to approve, as required pursuant to Section 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon the conversion of our outstanding Series C Convertible Perpetual Preferred Stock (the “Issuance Proposal”);

2. To consider and vote on a proposal to approve, as required pursuant to the Delaware General Corporation Law, an amendment to our amended and restated certificate of incorporation, as previously amended (the “Company Certificate”), increasing the number of authorized shares of our common stock, $0.001 per share par value, from 150,000,000 to 300,000,000 (the “Authorized Shares Proposal”);

3. To consider and vote on a proposal to approve the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan (the “XPO Equity Plan”) for purposes of qualification under the French “law on growth, activity, and equality of economic chances” (as adopted on July 10, 2015, the “Macron Law”) so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law may qualify as “free grants of shares” under the Macron Law (the “Macron Law Proposal”);

4. To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Issuance Proposal, the Authorized Shares Proposal, and the Macron Law Proposal, the “Proposals”); and

5. To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

The Company’s Board of Directors recommends that stockholders vote “FOR” each of the Issuance Proposal, the Authorized Shares Proposal, the Macron Law Proposal, and the Adjournment Proposal.

Only stockholders of record of our common stock and our Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) as of the close of business on July 13, 2015, the “Record Date,” are entitled to receive notice of, and to vote at, the special meeting and at any adjournment or postponement of the special meeting.

The approval of the Issuance Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present. The approval of the Authorized Shares Proposal requires the affirmative vote of a majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date at a meeting at which a quorum is present. The approval of the Macron Law Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present. The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present and entitled to vote at the special meeting, whether or not a quorum is present.

Please note that, if you plan to attend the special meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 5 of the proxy statement.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the special meeting if you are unable to attend. Please do so by completing, signing, dating and returning the enclosed proxy card by mail, or you may submit your proxy by telephone or electronically through the Internet, as further described on the proxy card. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal and the Authorized Shares Proposal (and, if necessary and appropriate, the Adjournment Proposal). If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should instruct such broker or other nominee how to vote in accordance with the voting instruction form furnished by such broker or other nominee.

Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies. Furthermore, voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

Your vote is important. Whether or not you plan to attend the special meeting in person, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

By Order of the Board of Directors,

Gordon E. Devens

Senior Vice President,

General Counsel & Secretary

Greenwich, Connecticut

August 12, 2015

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Special Meeting To Be Held on September 8, 2015: This proxy statement for the special meeting to be held on September 8, 2015, is available free of charge at www.edocumentview.com/xpospc.

SUMMARY VOTING INSTRUCTIONS

Ensure that your shares of our common stock and our Series A Preferred Stock, on an as-converted basis, can be voted at the special meeting by submitting your proxy or contacting your broker, dealer, commercial bank, trust company or other nominee.

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A.), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Because the Authorized Shares Proposal requires the affirmative vote of a majority of the shares of Company common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date, the failure to vote will have the same effect as a vote against the Authorized Shares Proposal. If you sign, date and return your proxy card without indicating how you wish to vote, your vote will be counted as a vote “FOR” the Issuance Proposal, the Authorized Shares Proposal, the Macron Law Proposal and, if necessary and appropriate, the Adjournment Proposal.

For additional questions regarding the Issuance Proposal, the Authorized Shares Proposal or the Macron Law Proposal, assistance in submitting proxies or voting shares of our common stock (including those you would own if all of your outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), or to request additional copies of the proxy statement or the enclosed proxy card, please contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Stockholders to be Held on September 8, 2015

This Proxy Statement is available, free of charge, at www.edocumentview.com/xpospc.

PROXY STATEMENT

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors of XPO Logistics, Inc. (the “Company”) in connection with our Company’s special meeting or any adjournment or postponement of the special meeting. This proxy statement is being furnished by our Board of Directors for use at the special meeting of Stockholders to be held at our headquarters located at Five Greenwich Office Park, Greenwich, Connecticut 06831, on September 8, 2015 at 9:00 a.m. local time.

This proxy statement and form of proxy are first being mailed to stockholders on or about August 12, 2015, to our stockholders of record as of the close of business on July 13, 2015 (the “Record Date”).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS

The following questions and answers address briefly some questions you may have regarding the special meeting and the Proposals. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this proxy statement.

Q:        Why did I receive these proxy materials?

A:        We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with the issuance of 12,500,546 shares of our common stock upon the conversion of 562,525 shares of our Series C Convertible Perpetual Preferred Stock of the Company (we refer generally to such preferred stock as the “Series C Preferred Stock” and to such specific shares of Series C Preferred Stock as the “Purchased Preferred Stock”). The Purchased Preferred Stock was issued, together with 15,499,445 shares of our common stock (the “Purchased Common Shares”) pursuant to fifteen separate Investment Agreements, each dated May 29, 2015 (the “Investment Agreements”), with sovereign wealth funds and institutional investors (which we refer to collectively as the “Purchasers”) including Public Sector Pension Investment Board, an affiliate of GIC (Singapore’s sovereign wealth fund) and Ontario Teachers’ Pension Plan Board.

Our common stock is listed on the New York Stock Exchange (the “NYSE”), and we are subject to the rules set forth in the NYSE Listed Company Manual (the “NYSE Rules”). Section 312 of the NYSE Rules (“NYSE Rule 312”) requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the number of votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance.

Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, XPO stockholders are being asked to approve the issuance of the common stock upon conversion of the Purchased Preferred Stock.

In addition, we are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with a proposed amendment to the Company Certificate to increase the number of authorized shares of our common stock to 300,000,000 shares.

Finally, we are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the special meeting in connection with the proposed approval of the XPO Equity Plan for purposes of the Macron Law qualification in France, so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law (including, but not limited to, certain grants previously approved by the Compensation Committee of our Board of Directors and described in this proxy statement) may qualify as Free Share Grants.

Q:        What items of business will be voted on at the special meeting?

A:        The business expected to be voted on at the special meeting is considering approval of the following proposals:

•

To consider and vote on a proposal to approve, as required pursuant to NYSE Rule 312, the issuance of our common stock upon conversion of our outstanding Series C Preferred Stock (the “Issuance Proposal”);

•

To consider and vote on a proposal to approve, as required pursuant to the Delaware General Corporation Law, an amendment to the Company Certificate increasing the number of authorized shares of our common stock, $0.001 per share par value, from 150,000,000 to 300,000,000 (the “Authorized Shares Proposal”);

•

To consider and vote on a proposal to approve the XPO Equity Plan for purposes of Macron Law qualification in France, so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law (including, but not limited to, certain grants previously approved by the Compensation Committee of our Board of Directors and described in this proxy statement) may qualify as Free Share Grants (the “Macron Law Proposal”);

•

To consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies (the “Adjournment Proposal” and together with the Issuance Proposal, the Authorized Shares Proposal and the Macron Law Proposal, the “Proposals”); and

•	To consider and transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

Q:        Where and when is the special meeting?

A:        The special meeting will be held at our headquarters located at Five Greenwich Office, Park Greenwich, Connecticut 06831, on September 8, 2015 at 9:00 a.m. local time.

Q:        Who can attend and vote at the special meeting?

A:        You are entitled to receive notice of and to attend and vote at the special meeting, or any postponement or adjournment thereof, if, as of the close of business on July 13, 2015 (the “Record Date”), you were a holder of record of our common stock or the Company’s Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”).

As of the Record Date, there were issued and outstanding 95,354,434 shares of our common stock, each of which is entitled to one vote on each matter to come before the special meeting. In addition, as of the Record Date there were issued and outstanding 72,885 shares of Series A Preferred Stock. Each share of Series A Preferred Stock is entitled to vote together with our common stock on each matter to come before the special meeting as if the share of Series A Preferred Stock were converted into shares of our common stock as of the Record Date, meaning that each share of Series A Preferred Stock is entitled to approximately 143 votes on each matter to come before the special meeting. As a result, a total of 105,766,577 votes are eligible to be cast at the special meeting based on the number of outstanding shares of our common stock and Series A Preferred Stock, voting together, as a single class.

If you wish to attend the special meeting and your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in “street name”), you will need to bring a copy of your voting instruction card or statement reflecting your share ownership as of the Record Date. “Street name” holders who wish to vote at the special meeting will need to obtain a proxy from the broker, dealer, commercial bank, trust company or other nominee that holds their shares.

Q:        Do I need a ticket to attend the special meeting?

A:        Yes, you will need an admission card to enter the special meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to contact@xpo.com; or

•	by calling us toll-free at (855) XPO-INFO (855-976-4636).

Stockholders also must present a form of personal photo identification in order to be admitted to the special meeting.

Q:        How many shares must be present to conduct business at the special meeting?

A:        A quorum is necessary to hold a valid meeting of stockholders. For each of the Proposals to be presented at the special meeting, the holders of shares of our common stock or Series A Preferred Stock outstanding on the Record Date, representing 52,883,289 votes must be present at the special meeting, in person or by proxy. If you vote – including by Internet, telephone or proxy card – your shares voted will be counted towards the quorum for the special meeting. Abstentions are counted as present for the purpose of determining a quorum; broker non-votes are not counted for the purpose of determining the presence of a quorum at the special meeting as the Proposals to be considered would not be evaluated as routine by the NYSE.

Q:        What are my voting choices?

A:        You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any Proposal to be voted on at the special meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q:        What vote is required to approve the Proposals?

A:        The Issuance Proposal and the Macron Law Proposal require the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present. Under applicable NYSE Rules, abstentions are counted as shares voted with respect to such proposals, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance and the Macron Law Proposal. The Authorized Shares Proposal requires the affirmative vote of a majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had been converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date at a meeting at which a quorum is present. Accordingly, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Authorized Shares Proposal. The Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present and entitled to vote at the special meeting, whether or not a quorum is present.

Q:        What will I receive in the Issuance Proposal?

A:        You will not receive any consideration in the Issuance Proposal. Your shares of common stock and Series A Preferred Stock will remain outstanding following the approval of the Issuance Proposal and the accompanying issuance of our common stock to the Purchasers, and you will continue to participate as a stockholder by virtue of your shares of our common stock and Series A Preferred Stock.

Q:        What will I receive in the Authorized Shares Proposal?

A:        You will not receive any consideration in the Authorized Shares Proposal. Your shares of common stock and Series A Preferred Stock will remain outstanding following the approval of the Authorized Shares Proposal, and you will continue to participate as a stockholder by virtue of your shares of our common stock and Series A Preferred Stock.

Q:        What will I receive in the Macron Law Proposal?

A:        You will not receive any consideration in the Macron Law Proposal, and the Macron Law Proposal does not in any manner alter the XPO Equity Plan and does not increase the number of shares of XPO common stock reserved or available for grant pursuant to awards issued under the XPO Equity Plan. Your shares of common stock and Series A Preferred Stock will remain outstanding following the approval of the Macron Law Proposal, and you will continue to participate as a stockholder by virtue of your shares of our common stock and Series A Preferred Stock.

Q:        What percentage of the Company’s voting stock will the Purchasers own upon conversion of the Purchased Preferred Stock?

A:        Based upon the number of shares of our common stock outstanding on the Record Date, and the number of shares of common stock issuable upon the conversion of the outstanding shares of our Series A Preferred Stock, and excluding any shares issuable upon the exercise or conversion of currently outstanding options, warrants or other convertible securities, upon conversion of the Purchased Preferred Stock, we believe that the Purchasers will hold in the aggregate approximately 43% of the total voting power of the Company’s capital stock, including shares of our common stock owned by certain of the Purchasers prior to the purchase of the Purchased Securities.

Q:        What will happen if the Issuance Proposal is not approved?

A:        If the Issuance Proposal is not approved, the Purchased Preferred Stock will remain outstanding and will not convert into our common stock at this time. Under the terms of the Investment Agreements with the Purchasers, we will be obligated to submit a proposal to our stockholders to approve the issuance of common stock in respect of the conversion of the Purchased Preferred Stock at least once in every six month period beginning on October 3, 2015. In addition, commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly at the rate per annum of 7.5% per share on the liquidation preference of the Series C Preferred Stock.

Q:        What will happen if the Authorized Shares Proposal is not approved?

A:        If the Authorized Shares Proposal is not approved, the number of shares of common stock that the Company is authorized to issue will remain at 150,000,000 shares. As of the Record Date, 95,354,434 shares of common stock were issued and outstanding and a total of 29,027,359 shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, warrants, stock options, restricted stock units and 4.50% Convertible Senior Notes. In addition, if the Issuance Proposal is approved, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of common stock.

Q:        What will happen if the Macron Law Proposal is not approved?

A:        If the Macron Law Proposal is not approved, or is approved before the Macron Law is published, XPO may still grant equity awards to employees of XPO or its subsidiaries who are subject to taxation under French law; however, in that event, it is possible that such grants would not benefit from the provisions of the Macron Law relating to “free grants of shares.”

Q:        How does the Company’s Board of Directors recommend that I vote?

A:        Our Board of Directors, after careful consideration, unanimously recommends that our stockholders vote “FOR” the approval of the Issuance Proposal, “FOR” the Authorized Shares Proposal, “FOR” the Macron Law Proposal and “FOR” the Adjournment Proposal.

Q:        How will our directors and executive officers vote on the Proposals?

A:        Our directors and current executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their shares of our common stock and Series A Preferred Stock in favor of the approval of each of the Proposals.

As of the Record Date, excluding any shares issuable upon the exercise of currently outstanding options and warrants, our directors and current executive officers owned, in the aggregate, 10,619,150 shares of our common stock (including 10,021,429 shares that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date), representing collectively approximately 10% of the votes eligible to be cast at the special meeting.

Q:        What do I need to do now?

A:        We urge you to read this proxy statement carefully and to consider how approving the Proposals affects you. Then just mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the special meeting of our stockholders. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

Q:        What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A:        If you fail to sign, date and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the special meeting, which requires holders representing a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) to be present in person or by proxy. Failure to vote will have the same effect as a vote against the Authorized Shares Proposal, but, assuming the presence of a quorum, will have no effect on the Issuance Proposal, the Macron Law Proposal or the Adjournment Proposal.

If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals. Abstentions will have the same effect as a vote against each of the Proposals.

Q:        If my shares are held in “street name” by my broker, dealer, commercial bank, trust company or other nominee, will such broker or other nominee vote my shares for me?

A:        You should instruct your broker or other nominee on how to vote your shares using the instructions provided by such broker or other nominee. Absent specific voting instructions, brokers or other nominees who hold shares of Company common stock in “street name” for customers are prevented by the NYSE Rules from exercising voting discretion in respect of non-routine or contested matters. The Company expects that when the NYSE evaluates the Proposals to be voted on at the special meeting to determine whether each Proposal is a routine or non-routine matter, the Proposals would not be evaluated as routine. Shares not voted by a broker or other nominee because such broker or other nominee does not have instructions or cannot exercise discretionary voting power with respect to one or more Proposals are referred to as “broker non-votes”. Such broker non-votes may not be counted for the purpose of determining the presence of a quorum at the special meeting in the absence of a routine proposal. It is important that you instruct your broker or other nominee on how to vote your shares of Company common stock held in “street name” in accordance with the voting instructions provided by such broker or other nominee.

Q:        How do I vote?

A:        If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A. and not through a broker, bank or other nominee that holds shares for your account in “street name”), you may vote by proxy via the Internet, by telephone, or by mail by following the instructions provided on the proxy card. Proxies submitted by telephone or through the Internet must be received by 11:59 P.M. New York City time on September 7, 2015. Please see the proxy card provided to you for instructions on how to submit your proxy by telephone or the Internet. Stockholders of record who attend the special meeting may vote in person by obtaining a ballot from the inspector of elections.

If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the vote instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the special meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Q:        Can I change my vote after I have mailed my proxy card?

A:        Yes. Whether you attend the special meeting or not, you may revoke a proxy at any time before your proxy is voted at the special meeting. You may do so by properly delivering a later-dated proxy either by mail, the Internet or telephone or by attending the special meeting in person and voting. Please note, however, your attendance at the special meeting will not automatically revoke any prior proxy unless you vote again at the special meeting or specifically request in writing that your prior proxy be revoked. You also may revoke your proxy by delivering a notice of revocation to the Company (Attention: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831) prior to the vote at the special meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

Q:        Am I entitled to appraisal rights?

A:        No. You will have no right under Delaware law to seek appraisal of your shares of our common stock or Series A Preferred Stock in connection with the Proposals.

Q:        Where can I find the results of the voting?

A:        We intend to announce preliminary voting results at the special meeting and will publish final results through a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days after the special meeting. The Current Report on Form 8-K will be available on the Internet at our website, www.xpo.com.

Q:        Who will pay for the cost of soliciting proxies?

A:        We will pay for the cost of soliciting proxies. We have engaged Innisfree M&A Incorporated to assist us in soliciting proxies in connection with the special meeting, and have agreed to pay them approximately $10,000, plus their expenses for providing such services. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of common stock or preferred stock held of record by them.

Q:        What is “householding” and how does it affect me?

A:        In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one copy of this proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.

This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or by sending a written request to: Investor Relations, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831 or by contacting Investor Relations by telephone at (855) XPO-INFO (855-976-4636). The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. A stockholder who would like to make one of these requests should contact us as indicated above.

Q:        Can I obtain an electronic copy of proxy material?

A:        Yes, this proxy statement, the accompanying notice of special meeting and the proxy card are available on the Internet at www.edocumentview.com/xpospc.

Q:        What happens if the special meeting is adjourned or postponed?

A:        Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q:        Who can help answer my other questions?

A:        If you have more questions about the Proposals or voting, you should contact the proxy solicitation agent, Innisfree M&A Incorporated, by mail at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by telephone toll-free at 888-750-5834. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information. Such broker or other nominee may contact Innisfree M&A Incorporated by telephone at 212-750-5833.

ISSUANCE PROPOSAL—APPROVAL OF THE ISSUANCE OF COMPANY COMMON STOCK UPON CONVERSION OF THE SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK

General

On May 29, 2015, the Company entered into the Investment Agreements with the Purchasers. Collectively, the Investment Agreements provided for the issuance and sale by the Company of the Purchased Common Shares (15,499,445 shares of our common stock) and the Purchased Preferred Stock (562,525 shares of our Series C Preferred Stock) in a private placement exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to the Investment Agreements, the Company completed this private placement transaction on June 3, 2015, and issued and sold the Purchased Common Shares at a purchase price of $45.00 per share of Purchased Common Share (resulting in aggregate gross proceeds to the Company of approximately $697.5 million), and the Purchased Preferred Stock at a purchase price of $1,000.00 per share of Purchased Preferred Stock (resulting in aggregate gross proceeds to the Company of approximately $562.5 million).

Because our common stock is listed on the NYSE, we are subject to the NYSE Rules. NYSE Rule 312 requires shareholder approval prior to any issuance or sale of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of transactions if the number of shares of common stock issued or issuable upon conversion equals or exceeds 20% of the number of shares of common stock outstanding prior to the issuance or if the votes entitled to be cast by such shares of common stock equals or exceeds 20% of the voting power outstanding prior to the issuance. Because the aggregate of (i) the number of Purchased Common Shares and (ii) the number of shares of our common stock into which the Purchased Preferred Stock will convert exceeds the 20% threshold in NYSE Rule 312, the common stock issuable upon conversion of the Purchased Preferred Stock requires the approval of XPO stockholders. As a result, the conversion of the Purchased Preferred Stock is conditioned on, and will occur automatically upon, the approval by XPO stockholders of the issuance of such shares under NYSE Rule 312.

Subject to the approval of the Company’s stockholders of the Issuance Proposal, the Purchased Preferred Stock will be converted into an aggregate of 12,500,546 additional shares of our common stock.

Certificate of Designation of Series C Preferred Stock

The following description contains a summary of the material terms of Series C Preferred Stock as contained in the Certificate of Designation of the Series C Convertible Perpetual Preferred Stock (the “COD”), filed and effective June 3, 2015. We encourage you to read the COD, which is attached to this proxy statement as Annex A, in its entirety. For more information about accessing this report and the other information we file with the SEC, please see “Where You Can Find More Information” below. The Series C Preferred Stock will only remain outstanding if our stockholders fail to approve the Issuance Proposal.

Authorized Shares and Liquidation Preference

The Company designated 562,525 authorized preferred shares as “Series C Convertible Perpetual Preferred Stock”, with a par value of $0.001 per share and an initial liquidation preference of $1,000 per share (the “Liquidation Preference”), for an aggregate initial liquidation preference of $562,525,000.

Ranking

The Series C Preferred Stock will rank, with respect to dividend rights and rights on liquidation, winding-up or dissolution, (i) senior to our common stock and each other class or series of capital stock outstanding or established after the date of issuance of the Series C Preferred Stock the terms of which do not expressly provide that it ranks senior to or pari passu with the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution, (ii) pari passu with the Series A Preferred Stock and each other class or series of stock of the Company outstanding or established after the date of issuance of the Series C Preferred Stock, the terms of which expressly provide that such class or series ranks pari passu with the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company and (iii) junior to each other class or series of stock of the Company outstanding or established after the date of issuance of the Series C Preferred Stock, the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company.

Dividends

Prior to October 3, 2015, holders of the Series C Preferred Stock will participate equally and ratably with the holders of shares of our common stock in all dividends on the shares of our common stock as if immediately prior to each record date for our common stock, shares of Series C Preferred Stock then outstanding were converted into shares of our common stock. Dividends shall be payable on the same date that such dividends are payable to holders of shares of our common stock, and no dividends shall be payable to holders of shares of our common stock unless also paid at the same time in respect of the Series C Preferred Stock.

Commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly, when, as and if declared by the Board of Directors or a duly authorized committee, out of the assets of the Company legally available for the payment of dividends, on the 15th calendar day (or the following business day if the 15th is not a business day) of January, April, July and October of each year (each a “Dividend Payment Date”) at the rate per annum of 7.5% per share on the Liquidation Preference (subject to the following paragraph); provided that, in the event that on a Dividend Payment Date, the Company is not permitted to declare or pay such dividend or incur such liability either (x) as a matter of law or (y) under the terms of the Amended and Restated Revolving Loan Credit Agreement dated as of April 1, 2014, among the Company and certain of its subsidiaries, as borrowers, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as agent, and the other parties thereto, as amended from time to time (the “Company Credit Agreement”), such dividend (a “Deferred Dividend”) shall not be declared by the Board of Directors, shall not be paid or payable on such Dividend Payment Date and no liability shall be incurred in respect thereof, and instead, such Deferred Dividend shall be declared, become payable and be paid and the liability in respect thereof be incurred on the first succeeding Dividend Payment Date on which the Company is not prohibited from declaring, paying and incurring the liability in respect of such Deferred Dividend (and, for the avoidance of doubt, such Deferred Dividend shall be payable in addition to, and not in lieu of, any dividend which would ordinarily be payable on such succeeding Dividend Payment Date). The amount of dividends payable for any other period that is shorter or longer than a full quarterly dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Commencing on and following October 3, 2015, in the event that dividends are paid on shares of our common stock in any dividend period with respect to the Series C Preferred Stock, then the dividend payable in respect of each share of Series C Preferred Stock for such period will be equal to the greater of (1) the amount otherwise payable in respect of such share of Series C Preferred Stock in accordance with the foregoing paragraph and (2) the product of (A) the aggregate dividends payable per share of our common stock in such dividend period times (B) the number of shares of our common stock into which such share of Series C Preferred Stock is then convertible.

A dividend period with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date or, if there is no preceding Dividend Payment Date, October 3, 2015, and ending on the day immediately prior to the next Dividend Payment Date. Dividends payable on a Dividend Payment Date shall be payable to holders of record on the later of (i) the close of business on the first calendar day (or the following business day if such first calendar day is not a business day) of the calendar month in which the applicable Dividend Payment Date falls and (ii) the close of business on the day on which the Board of Directors or a duly authorized committee thereof declares the dividend payable.

The Company will make each dividend payment on the Series C Preferred Stock either (i) in cash or (ii) at the Company’s option, by the issuance of additional shares of Series C Preferred Stock.

Payment Restrictions

No dividends may be declared or paid on any capital stock of the Company ranking on a parity with or junior to the Series C Preferred Stock (including our common stock), and no such capital stock may be redeemed, or repurchased by or on behalf of the Company, unless all accrued and unpaid dividends have been paid on the Series C Preferred Stock and any capital stock of the Company ranking on a parity with the Series C Preferred Stock. Notwithstanding the foregoing, if full dividends have not been paid on the Series C Preferred Stock and any parity stock, dividends may be declared and paid on the Series C Preferred Stock and such parity stock so long as the dividends are declared and paid pro rata.

Liquidation

In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series C Preferred Stock will be entitled, before any distribution to the holders of our common stock or any other junior capital stock, and subject to the rights of our creditors, to receive an amount equal to the greater of (i) the aggregate Liquidation Preference plus an amount equal to any accrued and unpaid cumulative dividends for the then-current dividend period and (ii) the payment or distribution to which such holders would have been entitled if the Series C Preferred Stock were converted into our common stock immediately before such liquidation, dissolution or winding-up.

Voting Rights

The Series C Preferred Stock will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law and (ii) voting rights in connection with (a) amending the COD if such amendment would alter the powers, preferences, privileges or rights of the holders of Series C Preferred Stock so as to affect them adversely, (b) issuing, authorizing or increasing the authorized amount of, or issuing or authorizing any obligation or security convertible into or evidencing a right to purchase, any capital stock of the Company ranking on a parity with or senior to the Series C Preferred Stock, or (c) reclassifying any authorized capital stock of the Company into any parity stock or senior stock, or any obligation or security convertible into or evidencing a right to purchase any parity stock or senior stock.

Conversion

Upon receiving Company stockholders’ approval for the Issuance Proposal, the Series C Preferred Stock will mandatorily, immediately and automatically convert into the number of shares of our common stock equal to the aggregate Liquidation Preference of such shares divided by the then-applicable conversion price, which shall initially be $45.00 per share of our common stock, for an effective initial aggregate conversion amount of 12,500,546 shares of our common stock.

The Series C Preferred Stock will only convert into shares of our common stock upon receipt of the Company stockholders’ approval of the Issuance Proposal.

In addition, effective as of the close of business on the date on which stockholder approval for the Issuance Proposal is obtained, each holder of Series C Preferred Stock will be entitled to receive, at the election of the Company, either (i) cash in an amount equal to the then unpaid Deferred Dividends in respect of shares of Series

C Preferred Stock held by such holder or (ii) a number of shares of our common stock equal to the amount of any then unpaid Deferred Dividends in respect of shares of Series C Preferred Stock held by such holder divided by the then-applicable conversion price, which shall initially be $45.00 per share of our common stock.

The Series C Preferred Stock will have the benefit of customary anti-dilution adjustments.

Transfer of Securities

The Series C Preferred Stock was not, and the shares of our common stock issuable upon conversion thereof will not be, initially registered under the Securities Act and may not be offered or sold except in compliance with the registration requirements of the Securities Act and any other applicable securities laws. The above mentioned securities will have the benefit of certain registration rights under the Securities Act pursuant to customary demand registration rights and piggyback registration rights provided for in the Investment Agreements. Additionally, we have agreed to file with the SEC a shelf registration statement within 30 days of the closing of the private placement, which enables the public resale of any registrable securities.

Common Stock

The following is a description of the material terms of our common stock, as well as other material terms of our Amended and Restated Certificate of Incorporation, as amended (the “Company Certificate”), and our Second Amended and Restated Bylaws (the “Bylaws”). This description is only a summary. You should read it together with the Company Certificate and Bylaws, which are available as Exhibits 3.1 through 3.5 to our Annual Report on Form 10-K for the year ended December 31, 2014 and as Exhibit 3.1 and 3.2 to our Current Report on Form 8-K filed with the SEC on May 21, 2015. For more information about accessing this report and the other information we file with the SEC, please see “Where You Can Find More Information” below.

General

We currently have 150,000,000 authorized shares of common stock, par value $0.001 per share, of which 95,354,434 shares were issued and outstanding as of the Record Date. As of the Record Date, (i) 10,412,143, shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, (ii) 10,465,239 shares of common stock were reserved for issuance in connection with our outstanding warrants, exercisable at any time until September 2, 2021 at an initial exercise price of $7.00 per share of common stock (subject to customary anti-dilution adjustments), (iii) 3,766,216 shares of common stock were reserved for issuance upon exercise of outstanding stock options or settlement of restricted stock units and (iv) 4,383,761 shares of common stock were reserved for issuance upon conversion of 4.50% Convertible Senior Notes. Additionally, if the Issuance Proposal is approved, the Purchased Preferred Stock will be converted into an aggregate of 12,500,546 shares of common stock.

Other than as described in this proxy statement no stockholder has any preemptive right or other similar right to purchase or subscribe for any additional securities issued by the Company, and no stockholder has any right to convert common stock into other securities. No shares of common stock are subject to redemption or any sinking fund provisions. All the outstanding shares of common stock are fully paid and non-assessable. Subject to the rights of the holders of the Series A Preferred Stock and Series C Preferred Stock, the holders of common stock are entitled to dividends when, as and if declared by our Board of Directors from funds legally available therefor and, upon liquidation, to a pro-rata share in any distribution to stockholders.

Pursuant to Delaware law and the Company Certificate, our Board of Directors by resolution may establish one or more series of preferred stock and fix the number of shares constituting such series, the designation of such series, the voting powers (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, such rights and preferences being senior to the rights of holders of common stock. Other than the Series A Preferred Stock and Series C Preferred Stock, no shares of Preferred Stock are currently outstanding.

Voting and Other Rights

Each share of common stock entitles the holder thereof to one vote on all matters upon which stockholders are permitted to vote. The Bylaws provide that, except in the case of contested elections, directors will be elected by a majority of votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, except as otherwise required by law, whenever any corporate action other than the election of directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

Anti-Takeover Effects of Various Provisions of Delaware Law and the Company Certificate and Bylaws

Provisions of the Delaware General Corporation Law (the “DGCL”) could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, are expected to discourage types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to first negotiate with us. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Delaware Anti-Takeover Statute. We have elected to be subject to Section 203 of the DGCL, an anti-takeover statute. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15 percent or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by the board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. The Company Certificate prohibits cumulative voting.

Limitation of Liability and Indemnification of Officers and Directors. The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties as directors. The Company Certificate and Bylaws include provisions that indemnify, to the fullest extent allowable under the DGCL, the personal liability of directors or officers for monetary damages for actions taken as a director or officer of the Company, or for serving at our request as a director or officer or in another position at another corporation or enterprise, as the case may be. The Company Certificate and Bylaws also provide that we must indemnify and advance expenses to our directors and officers, subject to our receipt of an undertaking from the indemnitee as may be required under the DGCL. We are also expressly authorized to carry directors’ and officers’ insurance to protect the Company and our directors, officers, employees and agents from certain liabilities.

The limitation of liability and indemnification provisions in the Company Certificate and the Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. We may be adversely affected to the extent that, in a class action or direct suit, we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Authorized but Unissued Shares of Common Stock. Our authorized but unissued shares of common stock will be available for future issuance without approval by the holders of common stock. We may use additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, employee benefit plans and as consideration for or to finance future acquisitions, investments or other purposes. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Undesignated Preferred Stock. Our Company Certificate and Bylaws authorize undesignated preferred stock. As a result, our Board of Directors may, without the approval of holders of common stock, issue shares of preferred stock with super voting, special approval, dividend or other rights or preferences on a discriminatory basis that could impede the success of any attempt to acquire us. These and other provisions may have the effect of deferring, delaying or discouraging hostile takeovers, or changes in control or management of the Company.

Amendments to Organizational Documents

The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws.

Listing

Our common stock is listed on the NYSE under the trading symbol “XPO.”

Transfer Agent and Registrar

The transfer agent and registrar for the common stock is Computershare Trust Company, N.A., whose principal executive office is located at 250 Royall Street, Canton, MA 02021.

Purpose of the Equity Issuance and Use of Proceeds

The purpose of the Issuance Proposal is to approve the issuance to the Purchasers of our common stock upon conversion of the Purchased Preferred Stock in accordance with the Investment Agreements. The proceeds from the original issuance of Purchased Securities were used, together with cash on hand and the proceeds of the Company’s recent issuance of senior notes, to fund the Company’s purchases of Norbert Dentressangle SA and Bridge Terminal Transport Services, Inc. and may be used for other unspecified acquisitions.

Consequences if the Issuance Proposal is Approved

In the event that Company stockholders approve the Issuance Proposal to issue shares of our common stock to the Purchasers and thereby the conversion of the Purchased Preferred Stock, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of our common stock pursuant to the terms of the Investment Agreements and the COD, increasing the Purchasers’ aggregate beneficial ownership percentage of the Company’s outstanding common stock (including shares issuable upon conversion of our Series A Preferred Stock) to approximately 43%, as compared to approximately 36% as of the date of this proxy statement, based on public filings and including shares of our common stock owned by certain of the Purchasers prior to the purchase of the Purchased Securities. As a result of any such issuance, existing Company stockholders will incur dilution to their voting interests and will own a smaller percentage of our outstanding common stock.

Consequences if the Issuance Proposal is Not Approved

In the event that Company stockholders do not approve the Issuance Proposal, the Purchased Preferred Stock will remain outstanding and will not convert into our common stock at this time. Under the terms of the Investment Agreements with the Purchasers, we will be obligated to submit a proposal to our stockholders to approve the issuance of common stock in respect of the conversion of the Purchased Preferred Stock at least once in every six month period beginning on October 3, 2015. In addition, commencing on and following October 3, 2015, cumulative dividends on the Series C Preferred Stock will be payable quarterly at the rate per annum of 7.5% per share on the liquidation preference of the Series C Preferred Stock.

Required Vote

Under Section 312.03(c) of the NYSE Rules, the Company must obtain stockholder approval before an issuance of our common stock, or of securities convertible into or exercisable for our common stock, if our common stock issued or issuable upon conversion has voting power equal to or in excess of 20% of the voting power outstanding before the issuance or if the number of shares of our common stock issued or issuable is, or will be upon issuance, equal to or in excess of 20% of the number of shares of our common stock outstanding before the issuance, subject to certain exceptions not applicable to the Company.

Assuming that a quorum is present at the special meeting, pursuant to the NYSE Rules, approval of the Issuance Proposal requires the affirmative vote of the majority of the shares of the Company common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting on the Issuance Proposal. Broker non-votes are not counted as “present” for purposes of determining who is entitled to vote on the Issuance Proposal, and therefore will have no effect on the outcome of the vote on the Issuance Proposal. Under applicable NYSE Rules, abstentions are counted as shares voted with respect to such proposal, and therefore, if you return your proxy card and “ABSTAIN” from voting, it will have the same effect as a vote against the Issuance Proposal.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Issuance Proposal.

AUTHORIZED SHARES PROPOSAL—APPROVAL OF THE AMENDMENT OF THE COMPANY CERTIFICATE TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMPANY COMMON STOCK

General

The Company’s Board of Directors has unanimously approved and declared advisable, subject to stockholder approval, an amendment to the Company Certificate to increase the number of authorized shares of our common stock, $0.001 par value, from 150,000,000 shares to 300,000,000 shares. As of the Record Date, 95,354,434 shares of common stock were issued and outstanding and a total of 29,027,359 shares of common stock were reserved for issuance in connection with the Series A Preferred Stock, warrants, stock options, restricted stock units and 4.50% Convertible Senior Notes. In addition, if the Issuance Proposal is approved, all of the Purchased Preferred Stock will automatically convert into 12,500,546 shares of common stock.

The proposed amendment would replace the first sentence of Article IV of the Company Certificate with the following:

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be Three Hundred Million (300,000,000) shares of common stock, par value $0.001 per share, and Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share.

Purpose of Increasing Authorized Shares of Company Common Stock

The purpose of increasing the number of authorized shares of Company common stock is to provide the Company with sufficient common share capacity to allow the flexibility for (i) future equity financings to raise funds to support the intended growth of the Company’s business, including through strategic acquisitions, and (ii) the issuance of Company common stock in acquisitions. The Company currently does not have specific plans to issue additional shares of common stock, other than the issuance of common stock contemplated by the Issuance Proposal and pursuant to the Company’s equity incentive compensation plan.

Effect of Proposal

The Board of Directors does not believe that an increase in the number of authorized shares of Company common stock, without more, will have a significant impact on the market price of our common stock. The availability of significant authorized but unissued shares of Company common stock will, however, give the Company the flexibility to issue additional common equity and create dilution without further approval of the Company’s stockholders. The Board of Directors believes that this additional flexibility is warranted, as it would facilitate execution of future financings and strategic acquisitions and thereby facilitate the growth of the Company’s business.

We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. We are not aware of any pending or threatened efforts to acquire control of the Company.

If the Authorized Shares Proposal is approved, then the amendment to the Company Certificate will become effective when we file a Certificate of Amendment with the Secretary of State of the State of Delaware. The additional shares of common stock authorized by the proposed amendment, if and when issued, would have the same rights and privileges as the shares of common stock currently authorized.

Required Vote

Assuming that a quorum is present at the special meeting, pursuant to the DGCL, approval of the Authorized Shares Proposal requires the affirmative vote of the majority of all our outstanding shares of common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) entitled to vote as of the Record Date. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Authorized Shares Proposal.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Authorized Shares Proposal.

MACRON LAW PROPOSAL—APPROVAL OF XPO EQUITY PLAN FOR PURPOSES OF MACRON LAW QUALIFICATION IN FRANCE

General

On June 8, 2015, XPO acquired a majority of the shares and voting rights of Norbert Dentressangle SA, a French société anonyme (“ND”), pursuant to a Share Purchase Agreement, dated as of April 28, 2015, between XPO and certain other parties thereto, as previously disclosed on the Form 8-K filed by XPO with the Securities and Exchange Commission on April 29, 2015 (the “Transaction”).

The XPO Equity Plan and the number of shares of XPO common stock reserved for grant pursuant to awards issued under the XPO Equity Plan have been previously approved by XPO stockholders at the annual meeting of XPO stockholders held in 2012. In accordance with applicable securities laws, the material terms of the XPO Equity Plan are described below; note, however, that none of the terms of the XPO Equity Plan are being submitted for approval or modified, and the proposal is limited to Macron Law qualification for French law purposes.

Proposal

As required under applicable French law, we are asking our stockholders to approve the XPO Equity Plan for purposes of Macron Law qualification in France, so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law (including, but not limited to, certain grants previously approved by the Compensation Committee of our Board of Directors and described below) may qualify as Free Share Grants. Any such Free Share Grants will be satisfied from the existing share reserve of the XPO Equity Plan and will have terms consistent with the existing terms of the XPO Equity Plan. As noted above, no changes to the XPO Equity Plan itself, nor any of its terms, are being submitted for approval or modified hereby.

Summary of the XPO Equity Plan

This summary of the XPO Equity Plan is a summary of the principal features of the XPO Equity Plan, and does not purport to be a complete description of all of the provisions of the XPO Equity Plan. This summary is qualified in its entirety by the full text of the XPO Equity Plan, which is filed as an exhibit to our Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 27, 2012.

Types of Awards

The XPO Equity Plan provides for the grant of options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted share awards, restricted stock units (“RSUs”), performance compensation awards, performance units, cash incentive awards, deferred share units and other equity-based and equity-related awards, as well as cash-based awards.

Plan Administration

The XPO Equity Plan is administered by the Compensation Committee of our Board of Directors or such other committee our Board of Directors designates to administer the XPO Equity Plan (the “Committee”). Subject to the terms of the XPO Equity Plan and applicable law, the Committee would have sole authority to administer the XPO Equity Plan, including, but not limited to, the authority to (1) designate plan participants, (2) determine the type or types of awards to be granted to a participant, (3) determine the number of shares of our common stock to be covered by awards, (4) determine the terms and conditions of awards, (5) determine the vesting schedules of awards and, if certain performance criteria were required to be attained in order for an award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (6) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the XPO Equity Plan, (7) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the XPO Equity Plan, (8) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards, and (9) make any other determination and take any other action that the Committee deemed necessary or desirable for the administration of the XPO Equity Plan.

Shares Available For Awards

Subject to adjustment for changes in capitalization, as of the Record Date, there are 3,662,216 shares issuable upon the exercise or settlement of outstanding equity awards under the XPO Equity Plan. Further, there is existing capacity under the XPO Equity Plan to grant equity awards covering an incremental 1,135,431 shares, plus any shares that are forfeited or not delivered under the XPO Equity Plan and any predecessor plans (as described further below). Subject to adjustment for changes in capitalization, the maximum number of shares of our common stock available to be granted pursuant to awards to any participant in the XPO Equity Plan in any fiscal year is 500,000. In the case of awards settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that is permitted to be paid pursuant to awards granted to any participant in the XPO Equity Plan in any fiscal year is equal to the per-share fair market value as of the relevant vesting, payment or settlement date multiplied by the maximum number of shares which could be granted, as described above. The maximum aggregate amount of cash and other property (valued at fair market value) that is permitted to be paid or delivered pursuant to awards under the XPO Equity Plan (other than as described in the two immediately preceding sentences) to any participant in any fiscal year is $5,000,000.

Upon exercise of a stock-settled SAR, the maximum aggregate number of shares available under the XPO Equity Plan is reduced by the actual number of shares delivered upon settlement of such stock-settled SAR. Awards settled in cash do not reduce the number of shares available for delivery under the XPO Equity Plan.

If, after the effective date of the XPO Equity Plan, any award granted under the XPO Equity Plan, or any prior plan that was merged into the XPO Equity Plan at its approval by our stockholders in 2012 (a “prior plan”), are forfeited, or otherwise expired, terminated or are canceled without the delivery of all shares subject thereto, or are settled other than by the delivery of shares (including cash settlement), then the number of shares subject to such award that are not issued is not treated as issued for purposes of reducing the maximum aggregate number of shares that may be delivered pursuant the XPO Equity Plan (except that certain stock options originally granted under a prior plan will only become available to be delivered pursuant to stock options and no other type of award). In addition, shares that are surrendered or tendered to us in payment of the exercise price of an award or any taxes required to be withheld in respect of an award become available again to be delivered pursuant to awards under the XPO Equity Plan, provided that such surrendered or tendered shares do not increase the number of shares that may be delivered pursuant to ISOs.

Changes in Capitalization

In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off affecting the shares of our common stock, the Committee will make equitable adjustments and other substitutions to the XPO Equity Plan and awards under the XPO Equity Plan in the manner it determines to be appropriate or desirable. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of our common stock or other similar corporate transactions, the Committee in its discretion is permitted to make such adjustments and other substitutions to the XPO Equity Plan and awards under the XPO Equity Plan as it deems appropriate or desirable.

Substitute Awards

The Committee is permitted to grant awards in assumption of, or in substitution for, outstanding awards previously granted by us or any of our affiliates or a company that we acquired or with which we combined. Any shares issued by us through the assumption of or substitution for outstanding awards granted by a company that we acquired do not reduce the aggregate number of shares of our common stock available for awards under the XPO Equity Plan, except that awards issued in substitution for ISOs reduce the number of shares of our common stock available for ISOs under the XPO Equity Plan.

Source of Shares

Any shares of our common stock issued under the XPO Equity Plan consist, in whole or in part, of authorized and unissued shares or of treasury shares.

Eligible Participants

Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of our Company or our affiliates is eligible to participate in the XPO Equity Plan.

Although there is a broader group of individuals employed by XPO or its subsidiaries who are generally domiciled in France and may be subject to taxation under French law, we currently expect to make Free Share Grants subject to authorization pursuant to the Macron Law Proposal to a group of approximately 200 such employees.

Stock Options

The Committee is permitted to grant both ISOs and NSOs under the XPO Equity Plan. The exercise price for stock options cannot be less than the fair market value (as defined in the XPO Equity Plan) of our common stock on the grant date. The Committee cannot reprice any stock option granted under the XPO Equity Plan without the approval of our stockholders. All stock options granted under the XPO Equity Plan are NSOs unless the applicable award agreement expressly states that the stock option is intended to be an ISO. Under the XPO Equity Plan, all ISOs and NSOs are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Subject to the provisions of the XPO Equity Plan and the applicable award agreement, the Committee determines, at or after the grant of a stock option, the vesting criteria, term, methods of exercise and any other terms and conditions of any stock option. Unless otherwise set forth in the applicable award agreement, each stock option expires upon the earlier of (1) the tenth anniversary of the date the stock option was granted and (2) three months after the participant who was holding the stock option ceased to be a director, officer, employee or consultant for us or one of our affiliates. The exercise price is permitted to be paid with cash (or its equivalent) or, in the sole discretion of the Committee, with previously acquired shares of our common stock or through delivery of irrevocable instructions to a broker to sell our common stock otherwise deliverable upon the exercise of the stock option (provided that there is a public market for our common stock at such time), or, in the sole discretion of the Committee, a combination of any of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares so tendered to us as of the date of such tender, together with any shares withheld by us in respect of taxes relating to a stock option, is at least equal to such aggregate exercise price.

Stock Appreciation Rights

The Committee is permitted to grant SARs under the XPO Equity Plan. The exercise price for SARs cannot be less than the fair market value (as defined in the XPO Equity Plan) of our common stock on the grant date. The Committee cannot reprice any SAR granted under the XPO Equity Plan without the approval of our stockholders. Upon exercise of a SAR, the holder receives cash, shares of our common stock, other securities, other awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of our common stock on the date of exercise of the SAR over the exercise price of the SAR. Under the XPO Equity Plan, all SARs are intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Subject to the provisions of the XPO Equity Plan and the applicable award agreement, the Committee determines, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR. Unless otherwise set forth in the applicable award agreement, each SAR expires upon the earlier of (1) the tenth anniversary of the date the SAR is granted and (2) three months after the participant who holds the SAR ceases to be a director, officer, employee or consultant for us or one of our affiliates. Under certain circumstances, the Committee has the ability to substitute, without the consent of the affected participant, SARs for outstanding NSOs. No SAR granted under the XPO Equity Plan can be exercised more than 10 years after the date of grant.

Restricted Shares and Restricted Stock Units

Subject to the provisions of the XPO Equity Plan, the Committee is permitted to grant restricted shares and RSUs. Restricted shares and RSUs are not permitted to be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the XPO Equity Plan or the applicable award agreement, except that the Committee can determine that restricted shares and RSUs are permitted to be transferred by the participant for no consideration. Restricted shares can be evidenced in such manner as the Committee determines.

A RSU can be granted with respect to one share of our common stock or have a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to a RSU, the RSU can be paid in cash, shares of our common stock, other securities, other awards or other property, as determined by the Committee, or in accordance with the applicable award agreement. In connection with each grant of restricted shares, except as provided in the applicable award agreement, the holder is entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such restricted shares. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who holds RSUs with dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property. If a restricted share or RSU is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below in “Performance Compensation Awards” are required to be satisfied in order for such restricted share or RSU to be granted or vest.

Performance Units

Subject to the provisions of the XPO Equity Plan, the Committee is permitted to grant performance units to participants. Performance units are awards with an initial value established by the Committee (or that is determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee can set performance goals that, depending on the extent to which they were met during a specified performance period, determine the number and/or value of performance units that are paid out to the participant. The Committee, in its sole discretion, is permitted to pay earned performance units in the form of cash, shares of our common stock or any combination thereof that have an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the Committee with respect to the form and timing of payout of performance units is set forth in the applicable award agreement. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who holds performance units with dividends or dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property. If a performance unit is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements below described in “Performance Compensation Awards” are required to be satisfied.

Cash Incentive Awards

Subject to the provisions of the XPO Equity Plan, the Committee is permitted to grant cash incentive awards to participants. In its discretion, the Committee determines the number of cash incentive awards to be awarded, the duration of the period in which, and any condition under which, the cash incentive awards would vest or be forfeited, and any other terms and conditions applicable to the cash incentive awards. Subject to the provisions of the XPO Equity Plan, the holder of a cash incentive award receives payment based on the number and value of the cash incentive award earned, which is determined by the Committee, in its discretion, based on the extent to which performance goals or other conditions applicable to the cash incentive award are achieved. If a cash incentive award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below in “Performance Compensation Awards” are required to be satisfied.

Other Stock-Based Awards

Subject to the provisions of the XPO Equity Plan, the Committee is permitted to grant to participants other equity-based or equity-related compensation awards, including vested stock. The Committee is permitted to determine the amounts and terms and conditions of any such awards. If such an award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the requirements described below in “Performance Compensation Awards” are required to be satisfied.

Performance Compensation Awards

The Committee is permitted to designate any award granted under the XPO Equity Plan (other than ISOs, NSOs and SARs) as a performance compensation award in order to qualify such award as “performance-based compensation” under Section 162(m) of the Code. Awards designated as performance compensation awards are subject to the following additional requirements:

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Recipients of Performance Compensation Awards. The Committee, in its sole discretion, designates within the first 90 days of a performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the participants who are eligible to receive performance compensation awards in respect of such performance period. The Committee also determines the length of performance periods, the types of awards to be issued, the performance criteria that is used to establish the performance goals, the kinds and levels of performance goals and any objective performance formula used to determine whether a performance compensation award had been earned for the performance period.

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Performance Criteria Applicable to Performance Compensation Awards. The performance criteria are limited to the following: (1) share price, (2) net income or earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization), (3) operating income, (4) earnings per share (including specified types or categories thereof), (5) cash flow (including specified types or categories thereof), (6) cash flow return on capital, (7) revenues (including specified types or categories thereof), (8) return on stockholders’ equity, (9) return on investment or capital, (10) return on assets, (11) gross or net profitability/profit margins, (12) objective measures of productivity or operating efficiency, (13) costs (including specified types or categories thereof), (14) budgeted expenses (operating and capital), (15) market share (in the aggregate or by segment), (16) level or amount of acquisitions (in terms of size, number of transactions or otherwise), (17) economic value-added, (18) enterprise value, (19) book value, (20) working capital, (21) safety and accident rates and (22) days sales outstanding. These performance criteria are permitted to be applied on an absolute basis or be relative to one or more peer companies or indices or any combination thereof or, if applicable, be computed on an accrual or cash accounting basis. The performance goals and periods could vary from participant to participant and from time to time. To the extent required under Section 162(m) of the Code, the Committee, within the first 90 days of the applicable performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), defines in an objective manner the method of calculating the performance criteria it selected to use for the performance period.

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Modification of Performance Goals. The Committee is permitted to adjust or modify the calculation of performance goals for a performance period in the event of, in anticipation of, or in recognition of, any unusual or extraordinary corporate item, transaction, event or development or any other unusual or nonrecurring events affecting us, any of our affiliates, subsidiaries, divisions or operating units (to the extent applicable to such performance goal) or our financial statements or the financial statements of any of our affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions, so long as that adjustment or modification does not cause the performance compensation award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

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Requirements to Receive Payment for 162(m) Awards. Except as otherwise permitted by Section 162(m) of the Code, in order to be eligible for payment in respect of a performance compensation award for a particular performance period, participants are required to be employed by us on the last day of the performance period, the performance goals for such period are required to be satisfied and certified by the Committee and the performance formula is required to determine that all or some portion of the performance compensation award are earned for such period.

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Negative Discretion. The Committee is permitted to, in its sole discretion, reduce or eliminate the amount of a performance compensation award earned in a particular performance period, even if applicable performance goals had been attained and without regard to any employment agreement between us and a participant.

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Limitations on Committee Discretion. Except as otherwise permitted by Section 162(m) of the Code, in no event can any discretionary authority granted to the Committee under the XPO Equity Plan be used to grant or provide payment in respect of performance compensation awards for which performance goals are not attained, increase a performance compensation award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase a performance compensation award above the maximum amount payable under the underlying award.

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Form of Payment. Performance compensation awards (other than restricted shares, RSUs and other stock-based awards) are payable in cash or in restricted stock, RSUs or fully vested shares of equivalent value and are paid on the terms determined by the Committee in its discretion. Any shares of restricted stock or RSUs are subject to the terms of the XPO Equity Plan or any successor equity compensation plan and any applicable award agreement. The number of shares of restricted stock, RSUs or fully vested shares that is equivalent in value to a particular dollar amount is determined in accordance with a methodology specified by the Committee within the first 90 days of a plan year (or, if shorter, the maximum period allowed under Section 162(m) of the Code).

Amendment and Termination of the XPO Equity Plan

Subject to any applicable law or government regulation, to any requirement that must be satisfied for purposes of Section 162(m) of the Code and to the rules of the applicable national stock exchange or quotation system on which the shares of our common stock may be listed or quoted, the XPO Equity Plan is permitted to be amended, modified or terminated by our Board without the approval of our stockholders, except that stockholder approval is required for any amendment that would (1) increase the maximum number of shares of our common stock available for awards under the XPO Equity Plan or increase the maximum number of shares of our common stock that could be delivered pursuant to ISOs granted under the XPO Equity Plan, (2) change the class of employees or other individuals eligible to participate in the XPO Equity Plan, (3) amend or decrease the exercise price of any option or SAR, (4) cancel or exchange any option or SAR at a time when its exercise price exceeds the fair market value of the underlying shares or (5) allow repricing of any option or SAR without stockholder approval. Under these provisions, stockholder approval is not required for all possible amendments that might increase the cost of the XPO Equity Plan. No modification, amendment or termination of the XPO Equity Plan that would materially and adversely impair the rights of any participant is effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable award agreement.

The Committee is permitted to waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted under the XPO Equity Plan, the Prior Plan or the Stock Option Plan, prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable award agreement or in the XPO Equity Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely impair the rights of any participant to any award previously granted would not to that extent be effective without the consent of the affected participant.

The Committee is authorized to make adjustments in the terms and conditions of awards in the event of any unusual or nonrecurring corporate event (including the occurrence of a change of control of our company) affecting us, any of our affiliates or our financial statements or the financial statements of any of our affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law whenever the Committee, in its discretion, determines that those adjustments are appropriate or desirable, including providing for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event and, in its discretion, the Committee is permitted to provide for a cash payment to the holder of an award in consideration for the cancellation of such award.

Change of Control

The XPO Equity Plan provides that, unless otherwise provided in an award agreement, in the event of a change of control of our Company, unless provision is made in connection with the change of control for assumption of, or substitution for, awards previously granted:

•	any options and SARs outstanding as of the date the change of control is determined to have occurred will become fully exercisable and vested, as of immediately prior to the change of control;

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all performance units, cash incentive awards and other awards designated as performance compensation awards are paid out as if the date of the change of control were the last day of the applicable performance period and “target” performance levels had been attained; and

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all other outstanding awards are automatically deemed exercisable or vested and all restrictions and forfeiture provisions related thereto would lapse as of immediately prior to such change of control.

Unless otherwise provided pursuant to an award agreement, a change of control is defined to mean any of the following events, generally:

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during any period of 12 consecutive calendar months, a change in the composition of a majority of the board of directors, as constituted on the first day of such period, that was not supported by a majority of the incumbent board of directors;

•	consummation of certain mergers or consolidations of our Company with any other corporation following which our stockholders hold 50% or less of the combined voting power of the surviving entity;

•	the stockholders approve a plan of complete liquidation or dissolution of our Company; or

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an acquisition by any individual, entity or group of beneficial ownership of a percentage of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors that was equal to or greater than 50%.

Although award agreements may provide for a different definition of change of control than is provided for in the XPO Equity Plan, except in the case of a transaction described in the third bullet above, any definition of change of control set forth in any award agreement must provide that a change of control will not occur until consummation or effectiveness of a change of control of our Company, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change of control of our Company.

Term of the XPO Equity Plan

No award is permitted to be granted under the XPO Equity Plan after the tenth anniversary of the Approval Date.

Certain Federal Tax Aspects of the XPO Equity Plan

The following summary describes the U.S. federal income tax treatment associated with options awarded under the XPO Equity Plan. The summary is based on the law as in effect as of the date of this proxy statement. The summary does not discuss state, local and foreign tax consequences.

Incentive Stock Options

Neither the grant nor the exercise of an ISO results in taxable income to the optionee for regular U.S. federal income tax purposes. However, an amount equal to (1) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (2) the number of shares with respect to which the ISO is being exercised will count as “alternative minimum taxable income” which, depending on the particular facts, could result in liability for the “alternative minimum tax” or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss would be treated for tax purposes as a long-term capital gain or loss and (b) we would not be permitted to take a deduction with respect to that ISO for federal income tax purposes.

If shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the optionee would realize ordinary income in the year of disposition in an amount equal to the lesser of (1) any excess of the fair market value of the shares at the time of exercise of the ISO over the amount paid for the shares or (2) the excess of the amount realized on the disposition of the shares over the participant’s aggregate tax basis in the shares (generally, the exercise price). A deduction would be available to us equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee would be taxed as short-term or long-term capital gain and would not result in any deduction by us. A disqualifying disposition occurring in the same calendar year as the year of exercise would eliminate the alternative minimum tax effect of the ISO exercise.

Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering shares, or if the shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NSOs, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as NSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

Nonqualified Stock Options

An NSO (that is, a stock option that does not qualify as an ISO) would result in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising an NSO would, at that time, realize taxable compensation equal to (1) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (2) the number of shares with respect to which the stock option is being exercised. If the NSO was granted in connection with employment, this taxable income would also constitute “wages” subject to withholding and employment taxes. A corresponding deduction would be available to us. The foregoing summary assumes that the shares acquired upon exercise of an NSO option are not subject to a substantial risk of forfeiture.

Section 162(m)

Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to our Chief Executive Officer or to any of our three other most highly compensated executive officers (excluding our Chief Financial Officer under currently applicable rules) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by us for federal income tax purposes, unless the compensation qualifies for an exception to Section 162(m) of the Code. Certain performance-based awards under plans approved by stockholders are not subject to the deduction limit. Stock options that would be awarded under the XPO Equity Plan are intended to be eligible for this performance-based exception.

Section 409A

Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to “deferred compensation” for this purpose unless they involve additional deferral features. Stock options that would be awarded under the XPO Equity Plan are intended to be eligible for this exception.

Awards Authorized by the Macron Law Proposal

Free Share Grants

Following the Transaction, XPO or its subsidiaries employ certain individuals who are subject to taxation under French law. Due to the recent enactment on July 10, 2015 of the Macron Law, certain equity compensation awards granted under the XPO Equity Plan will qualify as Free Share Grants, if so designated by the Compensation Committee of our Board of Directors, assuming that stockholders approve the XPO Equity Plan for purposes of the Macron Law. Such stockholder approval would allow such grants to qualify as Free Share Grants, which would result in preferential tax treatment for grantees who are subject to taxation under French law. Although there is a broader group of individuals employed by XPO or its subsidiaries who are generally domiciled in France and may be subject to taxation under French law, we currently expect to make Free Share Grants subject to authorization pursuant to the Macron Law Proposal to a group of approximately 200 such employees.

Consequently, pursuant to the Macron Law, XPO is soliciting its stockholders’ approval of the XPO Equity Plan for purposes of Macron Law qualification in France, so that equity grants that are made under the XPO Equity Plan to individuals who are subject to taxation under French law (including, but not limited to, certain grants previously approved by the Compensation Committee of our Board of Directors and described below) may qualify as Free Share Grants. In the event that the Macron Law Proposal is not approved, or is approved before the Macron Law is published, XPO may still grant equity awards to employees of XPO or its subsidiaries who are subject to taxation under French law; however, in that event, it is possible that such grants would not benefit from the provisions of the Macron Law relating to “free grants of shares.”

ND Equity Grants Intended to be Free Share Grants

In connection with the Transaction, the Compensation Committee of our Board of Directors previously approved the grant of equity compensation awards with an aggregate gross grant date fair value of up to $18 million to certain key employees of ND (the “ND Equity Grants”). As described above, under the Macron Law, qualification of equity compensation awards (including the ND Equity Grants) as Free Share Grants requires approval of the XPO Equity Plan for purposes of Macron Law qualification in France by XPO stockholders following July 10, 2015.

The ND Equity Grants will be RSUs that will generally vest either on a single specified date (December 31, 2018) or in three equal installments on each of December 31, 2016, December 31, 2017, and December 31, 2018, depending on the particular recipient of the ND Equity Grants, and in each case, subject to continued service through the applicable vesting date. Such grants may be subject to achievement of performance goals related to XPO stock price and earnings per share and/or EBITDA of the ND business.

The table below indicates the currently contemplated allocation of the ND Equity Grants that are intended to be Free Share Grants among our executive officers, non-employee directors, and non-executive officer employees; however, such allocation and the ultimate terms and conditions of the ND Equity Grants have not been finalized as of the date of this proxy statement and it is possible that some or none of the members of the Executive Group and Non-Executive Officer Employee Group will receive ND Equity Grants that are Free Share Grants irrespective of the approval of the Macron Law Proposal. Each RSU will correspond to one share of XPO common stock, par value $0.001 per share, the closing price per-share of which on the New York Stock Exchange on August 11, 2015 was $37.70.

Other awards granted under the XPO Equity Plan in the future may also be intended to qualify as Free Share Grants; accordingly, the table below does not purport to include all Free Share Grants that may be made under the XPO Equity Plan in the future.

NEW PLAN BENEFITS

ND Equity Grants Under the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan that are intended to be Free Share Grants

Name and Position	Dollar Value ($)	Number of Restricted Stock Units
Bradley S. Jacobs Chief Executive Officer and Chairman	0	0

John J. Hardig Chief Financial Officer	0	0

Troy A. Cooper Chief Operating Officer	0	0

Gordon E. Devens Senior Vice President and General Counsel	0	0

Scott B. Malat Chief Strategy Officer	0	0

Executive Group	5,000,000 (1)	132,625 (2)

Non-Executive Director Group	0	0

Non-Executive Officer Employee Group	13,000,000	344,827 (2)

(1)	Represents an expected award of RSUs to Mr. Hervé Montjotin, President of XPO and Chief Executive Officer of XPO Logistics Europe.
(2)	Number of RSUs determined by dividing the aggregate grant date fair value of the RSUs by, $37.70, the closing price of XPO common stock on the New York Stock Exchange as of August 11, 2015 (which is the assumed grant date of the RSUs for purposes of this proxy statement).

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2014, with respect to XPO’s compensation plans under which equity securities are authorized for issuance.

	Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,294,795	$11.61	1,370,041
Equity compensation plans not approved by security holders (2)	50,000	14.09	—
Total	1,344,795	$11.70	1,370,041

(1)	These securities include 1,294,795 stock options. The securities are issuable under the XPO Equity Plan and a predecessor plan, the Segmentz, Inc. 2001 Stock Option Plan
(2)	These securities were granted to our Chief Financial Officer in February 2012 outside the security holder approved plan as an employment inducement grant. These securities represent 50,000 stock options.

Additionally, as of December 31, 2014, XPO held 764 shares of XPO common stock in an employee stock ownership plan on behalf of qualifying employees. The employee stock ownership plan was terminated effective as of December 31, 2012, and as of the date of this proxy statement XPO has distributed the plan’s assets and no shares of XPO common stock remain under this plan.

Effect of Proposal

If the Macron Law Proposal is approved, we expect that grants intended to constitute Free Share Grants made to individuals subject to taxation under French law (including certain ND Equity Grants) will be permitted to qualify as “free grants of shares” under the Macron Law. The Macron Law Proposal will not in any manner alter the XPO Equity Plan and will not increase the number of shares of XPO common stock reserved for grant pursuant to awards issued under the XPO Equity Plan. In addition, in the event that the Macron Law Proposal is not approved, or is approved before the Macron Law is published, XPO may still make the ND Equity Grants and may still make other equity awards under the XPO Equity Plan to employees of XPO or its subsidiaries who are subject to taxation under French law; however, in that event, it is possible that any such grants would not benefit from the provisions of the Macron Law relating to “free grants of shares.”

Required Vote

The Macron Law Proposal requires the affirmative vote of a majority of the shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) voting thereon at a meeting at which a quorum is present.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” the Macron Law Proposal.

ADJOURNMENT PROPOSAL—APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING

The Company’s stockholders are being asked to consider and vote on a proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies. The Board of Directors believes this proposal to be in the best interests of the Company’s stockholders because it gives the Company flexibility to solicit the vote of additional holders of the Company’s voting securities to vote on matters the Board of Directors deems important to the Company. If the Issuance Proposal is not approved within the required time frame, the Company will be obligated to pay additional dividends to the holders of Series C Preferred Stock. The Board of Directors of the Company recommends that stockholders vote “FOR” the Proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of the Record Date by (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each named executive officer and (iv) all executive officers and directors as a group. None of the foregoing persons beneficially owned any shares of equity securities of our subsidiaries as of the Record Date.

Under applicable SEC rules, a person is deemed to be the “beneficial owner” of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Class Outstanding(1)	Shares of Series A Preferred Stock Beneficially Owned(2)		Percentage of Class Outstanding
Beneficial Ownership of 5% or more
Jacobs Private Equity, LLC	19,285,714	(3)	16.8%	67,500		92.0%
Public Sector Pension Investment Board(4) 1250 René-Lévesque Blvd. West, Suite 900, Montreal, QC H3B 4W8	12,645,635		13.3%	—		—
Coral Blue Investment Pte. Ltd(5) 168 Robinson Road #37-01, Capital Tower, Singapore 068912	9,999,123		10.5%	—		—
Ontario Teachers’ Pension Plan Board(6) 5650 Yonge Street Toronto, ON M2M 4H5	5,721,800		6.0%	—		—
FMR, LLC(7) 245 Summer Street Boston, MA 02210	4,867,871		5.1%	—		—
Directors:
G. Chris Andersen	102,927	(8)	*	250		*
Michael G. Jesselson	330,965	(9)	*	725	(10)	*
Adrian P. Kingshott	117,214	(11)	*	300		*
James J. Martell	337,282	(12)	*	725		*
Jason D. Papastavrou	226,089	(13)	*	650	(14)	*
Oren G. Shaffer	50,000	(15)	*	—		—
Named Executive Officers:
Bradley S. Jacobs+(16)	19,609,475		17.1%	67,500		92.6%
John J. Hardig	118,660	(17)	*	—		—
Troy A. Cooper	120,088	(18)	*	—		—
Gordon E. Devens	130,000	(19)	*	—		—
Scott B. Malat	84,249	(20)	*	—		—
Current Executive Officers and Directors as a Group (13 People)	21,395,150	(21)	18.4%	70,150		96.2%

*	Less than 1%
+	Director and Executive Officer
(1)

For purposes of this column, the number of shares of the class outstanding reflects the sum of (i) 95,272,959 shares of our common stock that were outstanding as of the Record Date, (ii) the number of shares of our common stock into which the outstanding shares of our preferred stock held by the relevant person, if any, were convertible on the Record Date, and (iii) the number of shares of our common stock, if any, which the relevant person could acquire on exercise of options or warrants on or prior to September 10, 2015.

(2)

Each share of our Series A Preferred Stock that was outstanding on the Record Date has an initial liquidation preference of $1,000 per share and is convertible into approximately 143 shares of our common stock at an effective conversion price of $7.00 per share of our common stock. Our Series A Preferred Stock votes together as a single class with our common stock on an as-converted basis, except with respect to certain matters that impact the rights of holders of our Series A Preferred Stock, in which case our Series A Preferred Stock votes separately as a single class.

(3)

Consists of 9,642,857 shares of our common stock issuable upon the exercise of 9,642,857 warrants at an exercise price of $7.00 per share of common stock, and 9,642,857 shares of our common stock issuable upon conversion of 67,500 shares of our Series A Preferred Stock.

(4)

Based on the Schedule 13G, filed January 8, 2015, filed by Public Sector Pension Investment Board, which reported that, as of December 31, 2014, Public Sector Pension Investment Board beneficially owned 11,415,524 shares with sole voting and sole dispositive power over such shares, and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Public Sector Pension Investment Board. Does not include shares of our common stock that may be issuable in respect of 44,645 shares of Series C Preferred Stock.

(5)

Based on the Schedule 13G/A, filed January 2, 2015, filed by Coral Blue Investment Pte. Ltd. and GIC Private Limited, which reported that, as of December 31, 2014, Coral Blue Investment Pte. Ltd. beneficially owned 8,153,946 shares of common stock and shares voting and dispositive power over such shares of common stock with GIC Private Limited, and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Coral Blue Investment Pte. Ltd. Does not include shares of our common stock that may be issuable in respect of 66,967 shares of Series C Preferred Stock.

(6)

Based on the Investment Agreement, dated as of September 11, 2014, by and among the Company, Ontario Teachers’ Pension Plan Board and the other Purchasers named therein and on the Investment Agreement, dated as of May 29, 2015, by and among the Company and Ontario Teachers’ Pension Plan Board. Does not include shares of our common stock that may be issuable in respect of 89,290 shares of Series C Preferred Stock.

(7)

Based on information contained in a Schedule 13G filed by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson on February 13, 2015, Edward C. Johnson 3d, Chairman of FMR LLC, Abigail P. Johnson, Vice Chairman, Chief Executive Officer and President of FMR LLC, and FMR LLC have sole voting power over 337,281 shares and sole dispositive power over 4,867,871 shares owned directly by various investment companies advised by Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR LLC. The filing further states that (i) members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; (ii) the Johnson family group and all other Series B shareholders of FMR LLC have entered into a shareholders’ voting agreement under which all Series B voting common shares of FMR LLC will be voted in accordance with the majority vote of Series B voting common shares of FMR LLC and that, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; and (iii) neither FMR LLC nor Edward C. Johnson 3d nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Fidelity Funds’ Boards of Trustees, and that Fidelity carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(8)

Includes (i) 35,713 shares of our common stock issuable upon the exercise of 35,713 warrants at an exercise price of $7.00 per share of common stock, (ii) 35,714 shares of our common stock issuable upon conversion of 250 shares of our Series A Preferred Stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015 and (iv) 5,000 Restricted Stock Units (“RSUs”) that are or will become vested on or prior to September 10, 2015.

(9)

Includes (i) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 3/12/84 Trust, of which Mr. Jesselson is a trustee, (ii) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 11/26/85 Trust, of which Mr. Jesselson is a trustee, (iii) 12,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 3/31/87 Trust, of which Mr. Jesselson is a trustee, (iv) 10,000 shares of our common stock beneficially owned by the Michael G. Jesselson and Linda Jesselson 6/30/93 Trust, of which Mr. Jesselson is a trustee, (v) 10,000 shares of our common stock owned by Mr. Jesselson’s spouse, (vi) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (vii) 21,322 shares of our common stock issuable upon the exercise of 21,322 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson and Linda Jesselson, Trustees UID 6/30/93 FBO Maya Ariel Ruth Jesselson, of which Mr. Jesselson is the beneficiary, (viii) 103,570 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, which shares of our Series A Preferred Stock are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (ix) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015, and (x) 2,500 RSUs that are or will become vested on or prior to September 10, 2015.

(10)	See clause (viii) of footnote (9).
(11)

Includes (i) 42,857 shares of our common stock issuable upon the exercise of 42,857 warrants at an exercise price of $7.00 per share of our common stock, (ii) 42,857 shares of our common stock issuable upon conversion of 300 shares of our Series A Preferred Stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015, and (iv) 2,500 RSUs that are or will become vested on or prior to September 10, 2015.

(12)

Includes (i) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, (ii) 103,571 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, (iii) 74,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015 and (iv) 5,000 RSUs that are or will become vested on or prior to September 10, 2015.

(13)

Includes (i) 1,375 shares of our common stock beneficially owned by the Brett A. Athans Declaration of Trust, of which Dr. Papastavrou is the trustee, (ii) 92,857 shares of our common stock issuable upon the exercise of 92,857 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iii) 92,857 shares of our common stock issuable upon conversion of 650 shares of our Series A Preferred Stock, which shares of Series A Preferred Stock are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iv) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015 and (v) 5,000 RSUs that are or will become vested on or prior to September 10, 2015.

(14)	See clause (iii) of footnote (13).
(15)

Includes (i) 8,500 shares of our common stock issuable upon the exercise of 8,500 warrants at an exercise price of $7.00 per share of common stock, (ii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015 and (iii) 5,000 RSUs that are or will become vested on or prior to September 10, 2015.

(16)

Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by JPE as a result of being its Managing Member. See footnote (3). Also includes 200,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015, and 42,000 RSUs that are or will become vested on or prior to September 10, 2015.

(17)

Includes 40,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before September 10, 2015, and 27,000 RSUs that are or will become vested on or prior to September 10, 2015.

(18)

Includes (i) 10,000 shares of common stock issuable upon the exercise of 10,000 warrants at an exercise price of $7.00 per share of common stock and (ii) 20,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before September 10, 2015 and 21,875 RSUs that are or will become vested on or prior to September 10, 2015.

(19)

Includes (i) 20,000 shares of our common stock issuable upon the exercise of 20,000 warrants at an exercise price of $7.00 per share of common stock and (ii) 100,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before September 10, 2015.

(20)

Includes (i) 12,750 shares of our common stock issuable upon the exercise of 12,750 warrants at an exercise price of $7.00 per share of common stock, (ii) 20,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or before September 10, 2015, and (iii) 17,500 RSUs that are or will become vested on or prior to September 10, 2015.

(21)

Includes (i) 10,094,000 shares of our common stock issuable upon the exercise of 10,094,000 warrants at an exercise price of $7.00 per share of our common stock, (ii) 10,021,429 shares of our common stock issuable upon conversion of 70,150 shares of our preferred stock, (iii) 682,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on or prior to September 10, 2015, and (iv) 144,875 vested RSUs that are or will become exercisable on or before September 10, 2015.

STOCKHOLDER PROPOSALS

Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2016 annual meeting of stockholders in accordance with Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s Bylaws, as described below.

As more specifically provided in our Bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board or by a stockholder entitled to vote who has delivered proper notice to us not less than 90 days or more than 180 days prior to the earlier of the date of the annual meeting and the first anniversary of the preceding year’s annual meeting. Accordingly, assuming that our 2016 annual meeting of stockholders is held on or after May 19, 2016, any stockholder proposal to be considered at the 2016 annual meeting, including nominations of persons for election to our Board, must be properly submitted to us not earlier than November 21, 2015 nor later than February 19, 2016. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: Secretary, XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, Connecticut 06831.

The foregoing requirements are separate from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement for the 2016 annual meeting of stockholders. Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2016 annual meeting may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in such proxy materials pursuant to such rule, stockholder proposals must be received by our Secretary not later than December 10, 2015.

OTHER MATTERS

No business other than that set forth in the attached notice of special meeting is expected to come before the special meeting. However, should any other matters requiring a vote of stockholders arise, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the NYSE schedule of charges. In addition, the Company has retained Innisfree M&A Incorporated to assist us in soliciting proxies and verifying the records relating to the solicitations in connection with the special meeting. Innisfree M&A Incorporated will receive approximately $10,000, plus their reasonable and customary expenses for providing such services.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20459. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet website, located at www.sec.gov, which contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Annex A

CERTIFICATE OF DESIGNATION OF

SERIES C CONVERTIBLE PERPETUAL PREFERRED STOCK OF

XPO LOGISTICS, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

XPO Logistics, Inc., a Delaware corporation (the “Company”), certifies that pursuant to the authority contained in its Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Company (the “Board of Directors”), on May 28, 2015, duly approved and adopted the following resolution, which resolution remains in full force and effect on the date hereof:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation, the Board of Directors does hereby designate, create, authorize and provide for the issue of a series of the Company’s preferred stock, par value $0.001 per share, with a liquidation preference of $1,000 per share (the “Liquidation Preference”), which shall be designated as Series C Convertible Perpetual Preferred Stock (the “Series C Preferred Stock”), consisting of 562,525 shares, no shares of which have heretofore been issued by the Company, having the following powers, designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof:

Certain defined terms used in this Certificate of Designation have the meanings assigned thereto in Section 13.

Section 1. Ranking. The Series C Preferred Stock shall rank, with respect to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company, (a) senior to the common stock, par value $0.001 per share, of the Company (the “Common Stock”), whether now outstanding or hereafter issued, and to each other class or series of stock of the Company (including any series of preferred stock established after June 3, 2015 (the “Issue Date”) by the Board of Directors) the terms of which do not expressly provide that such class or series ranks senior to, or pari passu, with the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Junior Stock”); (b) pari passu with the Series A Preferred Stock and each other class or series of stock of the Company (including any series of preferred stock established after the Issue Date by the Board of Directors) the terms of which expressly provide that such class or series ranks pari passu with the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Parity Stock”); and (c) junior to each other class or series of stock of the Company (including any series of preferred stock established after the Issue Date by the Board of Directors) the terms of which expressly provide that such class or series ranks senior to the Series C Preferred Stock as to payment of dividends and distribution of assets upon the liquidation, winding-up or dissolution of the Company (collectively referred to as “Senior Stock”). The Company’s ability to issue Capital Stock that ranks pari passu with or senior to the Series C Preferred Stock shall be subject to the provisions of Section 4.

Section 2. Dividends. (a) Prior to the Meeting End Date. Prior to the Meeting End Date, Holders of shares of Series C Preferred Stock shall be entitled to participate equally and ratably with the holders of shares of Common Stock in all dividends on the shares of Common Stock as if immediately prior to each record date for the Common Stock, shares of Series C Preferred Stock then outstanding were converted into shares of Common Stock. Dividends payable pursuant to this Section 2(a) shall be payable on the same date that such dividends are payable to holders of shares of Common Stock, and no dividends shall be payable to holders of shares of Common Stock unless dividends contemplated by this Section 2(a) are also paid at the same time in respect of the Series C Preferred Stock. Each dividend shall be payable to the holders of record of shares of Series C Preferred Stock as they appear on the stock records of the Company at the close of business on the same day as the record date for the payment of dividends to the holders of shares of Common Stock.

(b) Following the Meeting End Date. Commencing on and following the Meeting End Date, Holders of shares of Series C Preferred Stock shall be entitled to cumulative dividends on the Series C Preferred Stock payable quarterly, which dividend shall be declared by the Board of Directors or a duly authorized committee thereof, out of the assets of the Company legally available therefor, and thereafter, if so declared, be payable on the 15th calendar day (or the following Business Day if the 15th is not a Business Day) of January, April, July and October of each year (each such date being referred to herein as a “Dividend Payment Date”) at the rate per annum of 7.5% per share on the Liquidation Preference; provided that, in the event that on any Dividend Payment Date, the Company is not permitted to declare or pay such dividend or incur such liability either (x) as a matter of law or (y) under the terms of the Amended and Restated Revolving Loan Credit Agreement dated as of April 1, 2014, among the Company and certain of its subsidiaries, as borrowers, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as agent, and the other parties thereto, as amended from time to time (the “Company Credit Agreement”), such dividend (a “Deferred Dividend”) shall not be declared by the Board of Directors, shall not be paid or payable on such Dividend Payment Date and no liability shall be incurred in respect thereof, and instead, such Deferred Dividend shall be declared, become payable and be paid and the liability in respect thereof be incurred on the first succeeding Dividend Payment Date on which the Company is not prohibited from declaring, paying and incurring the liability in respect of such Deferred Dividend (and, for the avoidance of doubt, such Deferred Dividend shall be payable in addition to, and not in lieu of, any dividend which would ordinarily be payable on such succeeding Dividend Payment Date). The amount of dividends payable for any other period that is shorter or longer than a full quarterly dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Commencing on and following the Meeting End Date, in the event that dividends are paid on shares of Common Stock in any dividend period with respect to the Series C Preferred Stock, then a dividend shall be payable in respect of each share of Series C Preferred Stock for such period in an amount equal to the greater of (i) the amount otherwise payable in respect of such share of Series C Preferred Stock in accordance with the foregoing paragraph and (ii) the product of (A) the aggregate dividends payable per share of Common Stock in such dividend period times (B) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

For purposes of this Section 2(b), a dividend period with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date (or, if there is no preceding Dividend Payment Date, the Meeting End Date) and ending on the day immediately prior to the next Dividend Payment Date. Dividends payable on a Dividend Payment Date shall be payable to Holders of record on the later of (i) the close of business on the first calendar day (or the following Business Day if such first calendar day is not a Business Day) of the calendar month in which the applicable Dividend Payment Date falls and (ii) the close of business on the day on which the Board of Directors or a duly authorized committee thereof declares the dividend payable (each, a “Dividend Record Date”).

(c) Payment of Dividends. The Company may make each dividend payment on the Series C Preferred Stock either (i) in cash (or, if applicable, in the same form as such dividend is paid to holders of Common Stock) or (ii) at the Company’s option, by the issuance of additional shares of Series C Preferred Stock (including fractional shares) having an aggregate Liquidation Preference equal to the amount of the dividend to be paid (or, in the case of a non-cash distribution, having an aggregate Liquidation Preference equal to the fair market value of such dividend (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution)). Each fractional share of Series C Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accumulating with respect to each outstanding share of Series C Preferred Stock pursuant to Section 2, and all such dividends with respect to such outstanding fractional shares shall accumulate (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section 2 with respect to dividends on each outstanding share of Series C Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividends or payment that may be in arrears.

(d) Payment Restrictions. No dividends or other distributions (other than a dividend or distribution payable solely in shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock) and other than cash paid in lieu of fractional shares) may be declared, made or paid, or set apart for payment upon, any Parity Stock or Junior Stock, nor may any Parity Stock or Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any money paid to or made available for a sinking fund for the redemption of any Parity Stock or Junior Stock) by or on behalf of the Company (except by conversion into or exchange for shares of Parity Stock or Junior Stock (in the case of Parity Stock) or Junior Stock (in the case of Junior Stock)), unless all accrued and unpaid dividends shall have been or contemporaneously are declared and paid (in cash or in kind), or are declared and a sum of cash sufficient for the payment thereof is set apart for such payment, on the Series C Preferred Stock and any Parity Stock for all dividend payment periods terminating on or prior to the date of such declaration, payment, redemption, purchase or acquisition. Notwithstanding the foregoing, if full dividends have not been paid on the Series C Preferred Stock and any Parity Stock, dividends may be declared and paid on the Series C Preferred Stock and such Parity Stock so long as the dividends are declared and paid pro rata so that the aggregate amounts of dividends declared per share on, and the amounts of such dividends declared in cash or in kind, as applicable, per share on, the Series C Preferred Stock and such Parity Stock will in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series C Preferred Stock and such other Parity Stock bear to each other.

Section 3. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each Holder shall be entitled to receive out of the assets of the Company available for distribution to stockholders of the Company, before any distribution of assets is made on the Common Stock or any other Junior Stock, an amount equal to the greater of (i) the aggregate Liquidation Preference attributable to shares of Series C Preferred Stock held by such Holder plus an amount equal to the sum of all accrued and unpaid cumulative dividends, and (ii) the product of (x) the amount per share that would have been payable upon such liquidation, dissolution or winding-up to the holders of shares of Common Stock or such other class or series of securities into which the Series C Preferred Stock is then convertible (assuming the conversion of each share of Series C Preferred Stock), multiplied by (y) the number of shares of Common Stock or such other securities into which the shares of Series C Preferred Stock held by such Holder are then convertible.

None of (i) the sale of all or substantially all of the property or business of the Company (other than in connection with the voluntary or involuntary liquidation, dissolution or winding-up of the Company), (ii) the merger, conversion or consolidation of the Company into or with any other Person or (iii) the merger, conversion or consolidation of any other Person into or with the Company, shall constitute a voluntary or involuntary liquidation, dissolution or winding-up of the Company for the purposes of the immediately preceding paragraph.

In the event the assets of the Company available for distribution to Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to this Section 3, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Series C Preferred Stock, ratably, in proportion to the full distributable amounts for which Holders and holders of any Parity Stock are entitled upon such liquidation, winding-up or dissolution, with the amount allocable to each series of such stock determined on a pro rata basis of the aggregate liquidation preference of the outstanding shares of each series and accrued and unpaid dividends to which each series is entitled.

After the payment to the Holders of the full preferential amounts provided for above, the Holders as such shall have no right or claim to any of the remaining assets of the Company.

Section 4. Voting Rights. (a) The Holders of shares of Series C Preferred Stock will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 4.

(b) So long as any Series C Preferred Stock is outstanding, in addition to any other vote of stockholders of the Company required under applicable law or the Certificate of Incorporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting separately as a single class, will be required (i) for any amendment of the Certificate of Incorporation if the amendment would alter or change the powers, preferences, privileges or rights of the Holders so as to affect them adversely; provided that no such consent shall be required for the amendment of Section 7(a)(iv) of the Series A Preferred Stock to conform the anti-dilution calculations therein to Section 7(a)(iv) hereof , (ii) to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Parity Stock or Senior Stock, or (iii) to reclassify any authorized stock of the Company into any Parity Stock or Senior Stock, or any obligation or security convertible into or evidencing a right to purchase any Senior Stock. It is agreed that no such vote shall be required for the Company to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any Junior Stock.

Section 5. Conversion.

(a) Mandatory Conversion. Effective as of the close of business on the Stockholder Approval Date, with respect to the shares of Series C Preferred Stock of a Holder, such Holder’s shares of Series C Preferred Stock shall automatically, without any action of such Holder, convert into a number of shares of Common Stock equal to the aggregate Liquidation Preference of such shares of Series C Preferred Stock divided by the Conversion Price then in effect (such quotient, the “Conversion Shares”).

(b) In addition, effective as of the close of business on the Stockholder Approval Date, a Holder of Series C Preferred Stock shall be entitled to receive, at the election of the Company, either (i) cash in an amount equal to the then unpaid Deferred Dividends in respect of shares of Series C Preferred Stock held by such Holder or (ii) a number of shares of Common Stock equal to the amount of any then unpaid Deferred Dividends in respect of shares of Series C Preferred Stock held by such Holder divided by the Conversion Price then in effect (such quotient, the “Dividend Shares”).

No Holder may convert shares of Series C Preferred Stock other than pursuant to Section 5(a).

(c) Conversion Procedures.

(i) In the event of conversion pursuant to Section 5(a), the Company shall deliver as promptly as practicable written notice to each holder specifying: (A) the Stockholder Approval Date; (B) the number of shares of Common Stock to be issued in respect of each share of Series C Preferred Stock that is converted; (C) the place or places where certificates or evidence of book-entry notation for such shares of Series C Preferred Stock are to be surrendered for issuance of certificates or evidence of book-entry notation representing shares of Common Stock; and (D) that dividends on the shares to be converted will cease to accrue on such Stockholder Approval Date. Unless the shares of Common Stock issuable upon conversion are to be issued in the same name as the name in which such shares of Series C Preferred Stock are registered, each share surrendered for mandatory conversion shall be accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the holder thereof or such holder’s duly authorized attorney and an amount sufficient to pay any transfer or similar tax in accordance with Section 14(f).

(ii) The conversion shall be deemed to have been effected at the close of business on the Stockholder Approval Date (as applicable). At such time: (A) the person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such mandatory conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time; (B) such shares of Series C Preferred Stock so converted shall no longer be deemed to be outstanding, and all rights of a holder with respect to such shares shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this Section 5 and the right to receive any dividend declared but not yet paid pursuant to Section 2.

(iii) Holders of shares of Series C Preferred Stock at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on such shares of Series C Preferred Stock on the corresponding Dividend Payment Date notwithstanding the mandatory conversion thereof following such Dividend Record Date and prior to such Dividend Payment Date. In such event, any such dividend that would otherwise be payable in the form of Series C Preferred Stock shall be payable to such Holder either (i) in cash or (ii) at the Company’s option, in shares of Common Stock converted at the Conversion Price in effect as of the time of such mandatory conversion.

(iv) In connection with the mandatory conversion of shares of Series C Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay an amount of cash in respect of such fractional interest equal to such fractional interest multiplied by the Market Value per share of Common Stock on the Stockholder Approval Date.

Section 6. Settlement upon Conversion. The Company shall satisfy its obligation to deliver Conversion Shares and, if applicable, Dividend Shares (or such other class or series of securities into which the Series C Preferred Stock is then convertible) upon conversion of Series C Preferred Stock by delivering to each Holder surrendering shares of Series C Preferred Stock for conversion a number of shares of Common Stock (or such other class or series of securities into which the Series C Preferred Stock is then convertible) equal to the Conversion Shares and, if applicable, Dividend Shares to which such Holder is entitled pursuant to Section 5 (provided that the Company will deliver cash in lieu of fractional shares), as soon as practicable after the third Trading Day (but in no event later than the fifth Business Day) following the Stockholder Approval Date. In the event the Company elects to pay cash pursuant to Section 5(b)(i), such cash payment shall be made on the same date.

Section 7. Anti-dilution Adjustments. (a) The Conversion Price shall be subject to the following adjustments from time to time:

(i) Stock Dividends. In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Conversion Price, as in effect at the opening of business on the day following the date fixed for the determination of stockholders of the Company entitled to receive such dividend or other distribution, shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that no such adjustment to the Conversion Price shall be made if the Holders would be entitled to receive such dividend or other distribution pursuant to Section 2.

(ii) Stock Purchase Rights. In case the Company shall issue to all holders of its Common Stock options, warrants or other rights entitling them to subscribe for or purchase shares of Common Stock for a period expiring within 60 days from the date of issuance of such options, warrants or other rights at a price per share of Common Stock less than 95% of the Market Value on the date fixed for the determination of stockholders of the Company entitled to receive such options, warrants or other rights (other than pursuant to a dividend reinvestment, share purchase or similar plan), the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such options, warrants or other rights (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) would purchase at such Market Value and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, either directly or indirectly, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination; provided, however, that no such adjustment to the Conversion Price shall be made if the Holders would be entitled to receive such options, warrants or other rights pursuant to Section 2; provided, further, however, that if any of the foregoing options, warrants or other rights are only exercisable upon the occurrence of a Triggering Event, then the Conversion Price will not be adjusted until such Triggering Event occurs.

(iii) Stock Splits, Reverse Splits and Combinations. In case outstanding shares of Common Stock shall be subdivided, split or reclassified into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision, split or reclassification becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall be combined or reclassified into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split, reclassification or combination becomes effective.

(iv) Debt, Asset or Security Distributions. (A) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, assets or securities (but excluding any dividend or distribution of options, warrants or other rights referred to in paragraph (ii) of this Section 7(a), any dividend or distribution paid exclusively in cash, any dividend or distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit in the case of a Spin-off referred to in the next subparagraph, or any dividend or distribution referred to in paragraph (i) of this Section 7(a)), the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders of the Company entitled to receive such distribution by a fraction, the numerator of which shall be such Market Value minus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be the Market Value on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders of the Company entitled to receive such distribution. In any case in which this subparagraph (iv)(A) is applicable, subparagraph (iv)(B) of this Section 7(a) shall not be applicable. No adjustment to the Conversion Price shall be made if the Holders would be entitled to receive such dividend or distribution pursuant to Section 2.

(B) In the case of a Spin-off, the Conversion Price in effect immediately prior to the close of business on the date fixed for determination of stockholders of the Company entitled to receive such distribution shall be reduced by multiplying the Conversion Price by a fraction, the numerator of which shall be the Market Value minus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the shares (or fractions thereof) of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which shall be the Market Value. Any adjustment to the Conversion Price under this subparagraph (iv)(B) will occur on the date that is the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-off and (2) the date of the Initial Public Offering of the securities being distributed in the Spin-off, if that Initial Public Offering is effected simultaneously with the Spin-off. No adjustment to the Conversion Price shall be made if the Holders would be entitled to receive such dividend or distribution pursuant to Section 2.

(v) Tender Offers. In the case that a tender or exchange offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended through the expiration thereof) shall require the payment to stockholders of the Company (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) per share of

Common Stock that exceeds the Closing Sale Price of the Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, then, immediately prior to the opening of business on the day after the date of the last time (the “Expiration Time”) tenders or exchanges could have been made pursuant to such tender or exchange offer (as amended through the expiration thereof), the Conversion Price shall be reduced by multiplying the Conversion Price immediately prior to the close of business on the date of the Expiration Time by a fraction (A) the numerator of which shall be equal to the product of (x) the Market Value on the date of the Expiration Time and (y) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time, and (B) the denominator of which shall be equal to (x) the product of (I) the Market Value on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less the number of all shares validly tendered or exchanged, not withdrawn and accepted for payment on the date of the Expiration Time (such validly tendered or exchanged shares, up to any such maximum, being referred to as the “Purchased Shares”) plus (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders of the Company pursuant to the tender or exchange offer (assuming the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares).

(b) De minimis Adjustments. Notwithstanding anything herein to the contrary, no adjustment under this Section 7 need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1.0% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall result in an increase or decrease of at least 1.0% of such Conversion Price. No adjustment under this Section 7 shall be made if such adjustment will result in a Conversion Price that is less than the par value of the Common Stock.

(c) Tax-Related Adjustments. The Company may make such reductions in the Conversion Price, in addition to those required by this Section 7, as the Board of Directors considers advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. In the event the Company elects to make such a reduction in the Conversion Price, the Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction in the Conversion Price.

(d) Stockholder Rights Plans. Upon conversion of the Series C Preferred Stock, to the extent that the Holders receive Common Stock, such Holders shall receive, in addition to the shares of Common Stock, the rights issued under any future stockholder rights plan the Company may establish whether or not such rights are separated from the Common Stock prior to conversion. A distribution of rights pursuant to any stockholder rights plan will not result in an adjustment to the Conversion Price pursuant to Section 7(a)(ii) or 7(a)(iv), provided that the Company has provided for the Holders to receive such rights upon conversion.

(e) Notice of Adjustment. Whenever the Conversion Price is adjusted in accordance with this Section 7, the Company shall (i) compute the Conversion Price in accordance with this Section 7 and prepare and transmit to the Transfer Agent an Officer’s Certificate setting forth the Conversion Price, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based and (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to this Section 7 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), the Company or, at the request and expense of the Company, the Transfer Agent shall provide a written notice to the Holders of the occurrence of such event and a statement setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the adjusted Conversion Price.

(f) Reversal of Adjustment. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

(g) Exceptions to Adjustment. The applicable Conversion Price shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its Subsidiaries;

(iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the Issue Date;

(iv) upon the issuance of any shares of Common Stock or any other security of the Company in connection with acquisitions of assets or securities of another Person, including with respect to any merger or consolidation or similar transaction;

(v) for a change in the par value of the Common Stock; or

(vi) for accrued and unpaid dividends on the Series A Preferred Stock or the Series C Preferred Stock.

Section 8. Recapitalizations, Reclassifications and Changes in the Company’s Stock. In the event of any reclassification of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or any consolidation or merger of the Company with or into another Person (other than with a Subsidiary of the Company) or any merger of another Person with or into the Company (other than a consolidation or merger in which the Company is the resulting or surviving Person and that does not result in any reclassification or change of outstanding Common Stock), or any sale or other disposition to another Person of all or substantially all of the assets of the Company (computed on a consolidated basis) (any of the foregoing, a “Transaction”), upon conversion of its shares of Series C Preferred Stock, a Holder will be entitled to receive the kind and amount of securities (of the Company or another issuer), cash and other property receivable upon such Transaction by a holder of the number of shares of Common Stock into which such shares of Series C Preferred Stock were convertible immediately prior to such Transaction, after giving effect to any adjustment event or, in the event holders of Common Stock have the opportunity to elect the form of consideration to be received in any Transaction, the weighted average of the forms and amounts of consideration received by the holders of the Common Stock. In the event that at any time, as a result of an adjustment made pursuant to this Certificate of Designation, the Holders shall become entitled upon conversion to any securities other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this Certificate of Designation.

Section 9. Consolidation, Merger and Sale of Assets. (a) The Company, without the consent of the Holders, may consolidate with or merge into any other Person or convey, transfer or lease all or substantially all its assets to any Person or may permit any Person to consolidate with or merge into, or transfer or lease all or substantially all its properties to, the Company (any of the foregoing, “Reorganization”); provided, however, that (i) the shares of Series C Preferred Stock will become the kind and amount of securities of such successor, transferee or lessee, cash and other property receivable by a holder of the number of shares of Common Stock into which such shares of Series C Preferred Stock were convertible immediately prior to such Reorganization; and (ii) the Company delivers to the Transfer Agent an Officer’s Certificate and an Opinion of Counsel, acceptable to the Transfer Agent, stating that such Reorganization complies with this Certificate of Designation.

(b) Upon any consolidation by the Company with, or merger by the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the assets of the Company as described in Section 9(a), the successor resulting from such consolidation or into which the Company is merged or the transferee or lessee to which such conveyance, transfer or lease is made, will succeed to, and be substituted for, and may exercise every right and power of, the Company under the shares of Series C Preferred Stock, and thereafter, except in the case of a lease, the predecessor (if still in existence) will be released from its obligations and covenants with respect to the Series C Preferred Stock.

Section 10. Notices. (a) When the Company is required, pursuant to this Certificate of Designation, to give notice to Holders by issuing a press release, rather than directly to Holders, the Company shall do so in a public medium that is customary for such press release; provided, however, that in such cases, publication of a press release through the Dow Jones News Service shall be considered sufficient to comply with such notice obligation.

(b) When the Company is required, pursuant to this Certificate of Designation, to give notice to Holders without specifying the method of giving such notice, the Company shall do so by sending notice via first class mail or by overnight courier to the Holders of record as of a reasonably current date.

Section 11. Transfer of Securities. (a) The shares of Series C Preferred Stock and the shares of Common Stock issuable upon conversion of the Series C Preferred Stock (collectively, the “Securities”) have not been registered under the Securities Act or any other applicable securities laws and may not be offered or sold except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, or pursuant to an exemption from registration under the Securities Act and any other applicable securities laws, or in a transaction not subject to such laws. The Common Stock issuable upon conversion of the Series C Preferred Stock will have the benefit of certain registration rights under the Securities Act pursuant to an Investment Agreement entered into by the Company and the Holders on May 29, 2015, a copy of which may be obtained from the Company by writing to it at XPO Logistics, Inc., Five Greenwich Office Park, Greenwich, CT 06831, Attention: Secretary of the Board of Directors.

(b) If shares of Series C Preferred Stock in certificated form are delivered upon the transfer, exchange or replacement of shares of Series C Preferred Stock bearing the Restricted Stock Legend, or if a request is made to remove such Restricted Stock Legend on shares of Series C Preferred Stock, the shares of Series C Preferred Stock so issued shall bear the Restricted Stock Legend and the Restricted Stock Legend shall not be removed unless there is delivered to the Company and the Transfer Agent such satisfactory evidence, which may include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that such shares of Series C Preferred Stock are not “restricted securities” within the meaning of Rule 144 under the Securities Act or may be transferred without any restrictions or conditions under that Rule. Upon provision of such satisfactory evidence, the Transfer Agent, at the direction of the Company, shall countersign and deliver shares of Series C Preferred Stock that do not bear the Restricted Stock Legend.

(c) Shares of Common Stock issued upon a conversion of the shares of Series C Preferred Stock bearing the Restricted Stock Legend, prior to the first anniversary of the Issue Date, shall be in global form and bear a restricted common stock legend that corresponds to the Restricted Stock Legend (the “Restricted Common Stock Legend”).

(d) The Company will refuse to register any transfer of Securities that is not made in accordance with the provisions of the Restricted Stock Legend or the Restricted Common Stock Legend, as applicable, provided that the provisions of this Section 11(d) shall not be applicable to any Security that does not bear any Restricted Stock Legend or any Restricted Common Stock Legend.

Section 12. Certain Tax Matters. The Company and the Holders acknowledge and agree that it is intended that the Series C Preferred Stock not constitute “preferred stock” within the meaning of Section 305 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, and that neither the Company nor the Holders shall treat the Series C Preferred Stock as such. The Company shall be entitled to deduct and withhold from any payment of cash, shares of Series C Preferred Stock, shares of Common Stock or other consideration deliverable to a Holder of a share of Series C Preferred Stock, any amounts required to be deducted or withheld under applicable U.S. federal, state, local or foreign tax laws with respect to such payment or issuance. In the event the Company paid withholding taxes to a governmental authority in respect of any amount treated as a distribution on a share of Series C Preferred Stock, the Company shall be entitled to deduct any such taxes from any subsequent payment of cash, shares of Series C Preferred Stock, shares of Common Stock or other consideration otherwise deliverable to a Holder of a share of Series C Preferred Stock.

Section 13. Definitions.

(a) “Board of Directors” has the meaning set forth in the first paragraph of this Certificate of Designation.

(b) “Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Transfer Agent.

(c) “Business Day” means any day other than a Saturday or Sunday or any other day on which banks in the City of New York are authorized or required by law or executive order to close.

(d) “Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

(e) “Certificate of Incorporation” has the meaning set forth in the first paragraph of this Certificate of Designation.

(f) The “Closing Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the over-the-counter “Pink Sheets” market or, if the Common Stock is listed on a national securities exchange, the principal national securities exchange on which the Common Stock is traded. In the absence of such a quotation, the Closing Sale Price of the Common Stock will be an amount determined in good faith by the Board of Directors to be the fair market value of such Common Stock, and such determination shall be conclusive.

(g) “Common Stock” has the meaning set forth in Section 1.

(h) “Company” has the meaning set forth in the first paragraph of this Certificate of Designation.

(i) “Conversion Price” shall initially equal $45.00 per share of Common Stock, and shall be subject to adjustment as set forth in Section 7.

(j) “Conversion Shares” has the meaning set forth in Section 5(a).

(k) “DGCL” has the meaning set forth in the first paragraph of this Certificate of Designation.

(l) “Dividend Payment Date” has the meaning set forth in Section 2(b).

(m) “Dividend Record Date” has the meaning set forth in Section 2(b).

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Expiration Time” has the meaning set forth in Section 7(a)(v).

(p) “Holder” means the Person in whose name a share of Series C Preferred Stock is registered.

(q) “including” means “including, without limitation”.

(r) “Initial Public Offering” means, in the event of a Spin-off, the first time securities of the same class or type as the securities being distributed in the Spin-off are bona fide offered to the public for cash.

(s) “Investment Agreement” means the Investment Agreement, dated as of May 29, 2015, by and among, the Company and the Purchasers set forth on the signature page thereto.

(t) “Issue Date” has the meaning set forth in Section 1.

(u) “Junior Stock” has the meaning set forth in Section 1.

(v) “Liquidation Preference” has the meaning set forth in the second paragraph of this Certificate of Designation.

(w) “Market Value” means, with respect to any date of determination, the average Closing Sale Price of the Common Stock for a five consecutive Trading Day period preceding the earlier of (i) the day preceding the date of determination and (ii) the day before the “ex date” with respect to the issuance or distribution requiring such computation. For purposes of this definition, the term “ex date” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the over-the-counter “Pink Sheets” market or, if the Common Stock is listed on a national securities exchange, the principal national securities exchange on which the Common Stock is traded at that time, without the right to receive the issuance or distribution.

(x) “Meeting End Date” shall mean October 3, 2015.

(y) “Officer” means the Chairman of the Board, President, Chief Executive Officer, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Company.

(z) “Officer’s Certificate” means a certificate signed by two Officers.

(aa) “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Company or the Transfer Agent. The counsel may be an employee of or counsel to the Company or the Transfer Agent.

(bb) “Parity Stock” has the meaning set forth in Section 1.

(cc) “Person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, governmental entity or other entity.

(dd) “Purchased Shares” has the meaning set forth in Section 7(a)(v).

(ee) “Reorganization” has the meaning set forth in Section 9(a).

(ff) “Restricted Common Stock Legend” has the meaning set forth in Section 11(c).

(gg) “Restricted Stock Legend” means a legend to the following effect:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT RELATING THERETO IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

(hh) “Securities” has the meaning set forth in Section 11(a).

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Senior Stock” has the meaning set forth in Section 1.

(kk) “Series A Preferred Stock” means the Series A Convertible Perpetual Preferred Stock of the Company.

(ll) “Series C Preferred Stock” has the meaning set forth in the first paragraph of this Certificate of Designation.

(mm) “Spin-off” means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company.

(nn) “Stockholder Approval” means the stockholder approval of the proposals to issue Common Stock upon conversion of the Series C Preferred Stock for purposes of Rule 312 of the NYSE Listed Company Manual.

(oo) “Stockholder Approval Date” means the date on which the Stockholder Approval is obtained.

(pp) “Subsidiary” of any Person means any other Person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other Person are, now or hereafter, owned or controlled, directly or indirectly, by such first Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other Person is, now or hereafter, owned or controlled, directly or indirectly, by such first Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists.

(qq) “Substituted Preferred Stock” has the meaning set forth in the Investment Agreement.

(rr) “Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange.

(ss) “Transaction” has the meaning set forth in Section 8.

(tt) “Transfer Agent” means Computershare Trust Company, N.A. unless and until a successor is selected by the Company, and then such successor.

(uu) “Triggering Event” means a specified event the occurrence of which entitles the holders of rights, options or warrants to exercise such rights, options or warrants.

Section 14. Miscellaneous.

(a) The Liquidation Preference and any dividend rate set forth herein each shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series C Preferred Stock. Such adjustments shall be determined in good faith by the Board of Directors (and such determination shall be conclusive) and submitted by the Board of Directors to the Transfer Agent.

(b) For the purposes of Section 7, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

(c) If the Company shall take any action affecting the Common Stock, other than any action described in Section 7, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the Holders, then the Conversion Price for the Series C Preferred Stock may be adjusted, to the extent permitted by law, in such manner, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

(d) The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series C Preferred Stock not theretofore converted. For purposes of this Section 14(d), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(e) The Company covenants that any shares of Common Stock issued upon conversion of the Series C Preferred Stock shall be duly and validly issued and fully paid and nonassessable, free from preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof, except for transfer restrictions imposed by applicable securities laws and the Investment Agreement.

(f) The Company shall pay all transfer, stamp and other similar taxes due with respect to the issuance or delivery of shares of Common Stock or other securities or property upon conversion of the Series C Preferred Stock; provided, however, that the Company shall not be required to pay any tax that may be payable with respect to any transfer involved in the issuance or delivery of shares of Common Stock or other securities or property in a name other than that of the Holder of the Series C Preferred Stock to be converted, and the Holder shall be responsible for any such tax.

(g) The Series C Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Company.

(h) Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

(i) Series C Preferred Stock may be issued in fractions of a share which shall entitle the Holder, in proportion to such Holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of Holders of Series C Preferred Stock.

(j) Subject to applicable escheat laws, any monies set aside by the Company in respect of any payment with respect to shares of the Series C Preferred Stock, or dividends thereon, and unclaimed at the end of two years from the date upon which such payment is due and payable shall revert to the general funds of the Company, after which reversion the Holders of such shares shall look only to the general funds of the Company for the payment thereof. Any interest accumulated on funds so deposited shall be paid to the Company from time to time.

(k) Except as may otherwise be required by law, the shares of Series C Preferred Stock shall not have any voting powers, preferences and relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation or the Certificate of Incorporation.

(l) The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

(m) If any of the voting powers, preferences and relative, participating, optional and other special rights of the Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof set forth herein which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series C Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

(n) Shares of Series C Preferred Stock that (i) have not been issued on or before the Issue Date or (ii) have been issued and reacquired in any manner, including shares of Series C Preferred Stock purchased or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) have the status of authorized but unissued shares of preferred stock of the Company undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of preferred stock of the Company; provided that any issuance of such shares as Series C Preferred Stock must be in compliance with the terms hereof.

(o) If any of the Series C Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Series C Preferred Stock certificate, or in lieu of and substitution for the Series C Preferred Stock certificate lost, stolen or destroyed, a new Series C Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Series C Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Series C Preferred Stock certificate and indemnity, if requested, reasonably satisfactory to the Company and the Transfer Agent.

IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be duly executed this 3rd day of June, 2015.

XPO LOGISTICS, INC.

By	/s/ Gordon E. Devens
Name: Gordon E. Devens
Title: Senior Vice President and General Counsel

[Signature Page to the Series C Preferred Certificate of Designations]

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 P.M., New York Time, on September 7.
Vote by Internet
• Go to www.envisionreports.com/XPOspc
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼      IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.     ▼

- - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals —	UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 - 4.
+

		For	Against	Abstain
1.	To approve, as required pursuant to Section 312 of the New York Stock Exchange Listed Company Manual, the issuance of our common stock upon the conversion of our outstanding Series C Convertible Perpetual Preferred Stock.	☐	☐	☐
		For	Against	Abstain
2.	To approve an amendment to the certificate of incorporation of the Company to increase the number of authorized shares of Company common stock to 300,000,000 shares.	☐	☐	☐
		For	Against	Abstain
3.

To consider and vote on a proposal to approve the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan for purposes of qualifying equity awards as “free grants of shares” under the newly-adopted French Macron Law.

		☐	☐	☐
		For	Against	Abstain
4.	To adjourn or postpone the special meeting, if necessary, to solicit additional proxies.	☐	☐	☐
5.	In their discretion, on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please date and sign exactly as your name(s) appear(s) hereon. When signing as Executor, Administrator, Trustee, Guardian or Attorney, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized corporate officer. If a partnership, please sign in partnership name by authorized person. Joint owners should each sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be Held on September 8, 2015

This Proxy Statement is available at

www.edocumentview.com/xpospc.

▼    IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.    ▼

- - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — XPO LOGISTICS, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPO LOGISTICS, INC.

The undersigned hereby acknowledges receipt of the XPO Logistics, Inc. Notice of Special Meeting and Proxy Statement and hereby constitutes and appoints Bradley S. Jacobs and Gordon E. Devens, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Special Meeting of Stockholders of XPO Logistics, Inc. on September 8, 2015, and any adjournment or postponement thereof, and to vote on the matters indicated all the shares of Common Stock, par value $0.001 per share, or Series A Convertible Perpetual Preferred Stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.